                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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      Check the appropriate box:
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                 by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
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      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12
                               EDWARDS LIFESCIENCES CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

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

                                     [LOGO]

MICHAEL A. MUSSALLEM
Chairman and
Chief Executive Officer

April 6, 2001
To our Stockholders:

    The Board of Directors joins me in inviting you to attend the 2001 Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters located at One Edwards Way, Irvine, California, on Thursday, May 10, 2001, commencing at 10:00 a.m. Pacific Daylight Time. Registration will begin at 9:00 a.m. and refreshments will be provided.

    Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Stockholders may also access the Notice of Annual Meeting of Stockholders and the Proxy Statement via the Internet at www.edwards.com.

    At the meeting, in addition to discussing matters described in the Proxy Statement, I will report on our year 2000 achievements and discuss our plans for continued growth and success.

    We look forward to seeing you at our first Annual Meeting of Stockholders.

Sincerely,

[LOGO]

                        EDWARDS LIFESCIENCES CORPORATION
                                ONE EDWARDS WAY
                            IRVINE, CALIFORNIA 92614

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2001

To the Stockholders of

                        EDWARDS LIFESCIENCES CORPORATION

    The 2001 Annual Meeting of Stockholders of Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), will be held at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614 on Thursday, May 10, 2001, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

    1.  To elect two directors to hold office for three years;

    2. To act upon a proposal to approve the Company's Long-Term Stock Incentive Compensation Program;

    3. To act upon a proposal to approve the Company's 2001 Employee Stock Purchase Plan for United States Employees;

    4. To act upon a proposal to approve the Company's Amended and Restated Nonemployee Directors and Consultants Stock Incentive Program;

    5. To ratify the appointment by the Board of Directors of the firm PricewaterhouseCoopers LLP as independent auditors of the Company for fiscal year 2001; and

    6. To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

    THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 20, 2001 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING OF STOCKHOLDERS.

    YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES BY EITHER
(1) COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED, POSTAGE-PREPAID ENVELOPE, (2) CALLING THE TOLL-FREE NUMBER LISTED ON THE PROXY CARD, OR (3) ACCESSING THE INTERNET AS INDICATED ON THE PROXY CARD. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

    This Notice of Annual Meeting of Stockholders is first being sent to stockholders on or about April 6, 2001.

                                          By Order of the Board of Directors,

                                          /s/ Bruce P. Garren

                                          Bruce P. Garren
                                          CORPORATE VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

April 6, 2001

                        EDWARDS LIFESCIENCES CORPORATION
                                ONE EDWARDS WAY
                            IRVINE, CALIFORNIA 92614

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 10, 2001

                              GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Edwards Lifesciences Corporation, a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Pacific Daylight Time, on May 10, 2001, at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614.

    The Board of Directors has fixed the close of business on March 20, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On March 20, 2001, the Company had outstanding 58,837,451 shares of Common Stock. A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of ten days prior to the meeting, at the offices of the Company located at One Edwards Way, Irvine, California 92614.

    Whether or not you plan to attend the Annual Meeting, please vote in one of the following three ways: (1) sign, date and mail your proxy card in the enclosed, postage-prepaid envelope; (2) call the toll-free number listed on the proxy card; or (3) access the Internet as indicated on the proxy card. The proxy holders appointed by the Company will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendation of the Board of Directors as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders appointed by the Company to vote your shares in their discretion on any other matter properly presented at the Annual Meeting.

    You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, by voting by telephone or via the Internet at a later time, or by attending the Annual Meeting and voting in person.

    This is the Company's first solicitation of proxies for an Annual Meeting of Stockholders since the Company began operations as an independent, publicly-held company. The Company, which was incorporated on September 10, 1999, became a publicly-held company through the pro rata distribution on March 31, 2000 by Baxter International Inc. ("Baxter") of all the outstanding shares of common stock, par value $1.00 per share ("Common Stock"), of the Company to Baxter's stockholders (the "Distribution").

    This Proxy Statement is first being sent or given to stockholders on or about April 6, 2001.

                               VOTING INFORMATION

    The presence at the Annual Meeting, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum to transact business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, is necessary for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, is necessary for the approval of the Company's Long-Term Stock Incentive Compensation Program, 2001 Employee Stock Purchase Plan for United States Employees and Amended and Restated Nonemployee Directors and Consultants Stock Incentive Program, and for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2001.

    Each holder of outstanding shares of Common Stock (a "Holder") is entitled to one vote for each share of Common Stock held in such Holder's name with respect to all matters on which Holders of Common Stock are entitled to vote at the Annual Meeting. A Holder has three choices on each matter to be voted upon at the Annual Meeting. With respect to the election of the directors, a Holder may (i) vote FOR the election of both the director nominees as a group;
(ii) WITHHOLD AUTHORITY to vote for both director nominees as a group; or
(iii) vote FOR one director nominee and WITHHOLD AUTHORITY for the other nominee identified in the space provided on the proxy card. Concerning the other items, Holders may (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. All properly executed and unrevoked proxies received in the accompanying form or via telephone or the Internet in time for the Annual Meeting will be voted in the manner directed.

    If an executed proxy card is returned (or a vote via telephone or the Internet is made) and the Holder has voted ABSTAIN on any matter (or WITHHOLD AUTHORITY as to the election of the director nominees), the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

    A Holder may revoke his or her proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, by voting by telephone or via the Internet at a later time, or by attending the Annual Meeting and voting in person. If no direction is made on a proxy, such proxy will be voted FOR the election of the named director nominees to serve as directors, FOR the approval of the Company's Long-Term Stock Incentive Compensation Program, FOR the approval of the 2001 Employee Stock Purchase Plan for United States Employees, FOR the approval of the Company's Amended and Restated Nonemployee Directors and Consultants Stock Incentive Program, and FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal year 2001. With respect to any other matter properly presented at the Annual Meeting, the proxy card gives authority to the proxy holders appointed by the Company to vote your shares in their discretion.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The business of the Company is managed under the direction of the Company's Board of Directors. The Board of Directors is presently composed of six directors, divided into three classes. At the Annual Meeting, two directors will be elected to serve until the annual meeting in the year 2004, or until their successors are elected and qualified. The nominees for election as directors are identified below. Both of the nominees standing for election have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxy may be voted for a substitute designated by the Board of Directors.

NOMINEES

    The following persons, if elected at the Annual Meeting, will serve as directors until the annual meeting in the year 2004, or until their successors are elected and qualified.

              CLASS I DIRECTORS--TERM SCHEDULED TO EXPIRE IN 2004

    MR. VERNON R. LOUCKS JR., age 66. Mr. Loucks served as a director of Baxter from 1975 through December 1999, including Chairman of the Board since 1987. He was Chief Executive Officer of Baxter from 1980 through 1998 and was first elected as an officer of Baxter in 1975. Mr. Loucks is also a director of Affymetrix Inc., Anheuser-Busch Companies, Inc., Emerson Electric Co., GeneSoft, Inc. and The Quaker Oats Company.

    MS. CORINNE H. LYLE, age 41. Ms. Lyle is Vice President, Chief Financial Officer of Tularik Inc., a company involved in the discovery and development of drugs based on gene regulation. At Tularik, Ms. Lyle has had various responsibilities in the areas of finance, investor relations, information technology, strategic planning and business development. Prior to joining Tularik in October 1998, she was Executive Director--Health Care Group at Warburg Dillon Read LLC in San Francisco, an investment bank. From 1994 to 1996 she was Senior Vice President, Investment Banking--Health Care Group for PaineWebber, Inc. in Los Angeles.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS VOTES FOR THE ELECTION OF BOTH OF THE NOMINEES FOR DIRECTOR.

OTHER DIRECTORS

    The following persons are currently directors of the Company whose terms will continue after the Annual Meeting.

              CLASS II DIRECTORS--TERM SCHEDULED TO EXPIRE IN 2002

    MR. PHILIP M. NEAL, age 60. Mr. Neal is Chairman and Chief Executive Officer and a director of Avery Dennison Corporation, a multi-billion dollar Fortune 500 company that manufactures and markets a wide range of products for consumer and industrial markets, including Avery-brand office supplies and Fasson-brand self-adhesive materials. Mr. Neal joined Avery Dennison in 1974, and served as President and Chief Operating Officer from 1990 through April 1998. He was elected Chief Executive Officer in 1998 and appointed Chairman in 2000.
Mr. Neal serves as a director of Independent Colleges of Southern California and the Los Angeles Chamber of Commerce, a trustee of Pomona College and a Member of the Board of Governors of Town Hall of California, California Business Roundtable and the Los Angeles Business Advisors.

    MR. DAVID E.I. PYOTT, age 47. Mr. Pyott is President and Chief Executive Officer and a director of Allergan, Inc., a global health care company that provides eye care and specialty pharmaceutical products worldwide. Prior to joining Allergan in 1998, he was a division president and a member of the executive committee of Novartis AG, and before 1996 he held various positions with Sandoz International AG and Sandoz Nutrition Corporation. He is also a member of the board of directors of Avery Dennison Corporation and the California Healthcare Institute, serves on the Executive Board of the Pharmaceutical Research & Manufacturers of America and is on the Directors' Board of the University of California (Irvine) Graduate School of Management.

             CLASS III DIRECTORS--TERM SCHEDULED TO EXPIRE IN 2003

    MR. MICHAEL A. MUSSALLEM, age 48. Mr. Mussallem is the Chairman of the Board and Chief Executive Officer of the Company. He joined Baxter in 1979 and was the Group Vice President of Baxter's CardioVascular business from 1994 to 2000 and Group Vice President of Baxter's Biopharmaceutical business from 1998 to 2000.

    MR. MIKE R. BOWLIN, age 58. Mr. Bowlin served as Chairman of the Board of Atlantic Richfield Company from 1995 to April 2000. He also served as its Chief Executive Officer from 1995 to April 2000. Between 1993 and 1998, he also served as its President. Atlantic Richfield Company and its subsidiaries, which merged with BP Amoco in 2000, were engaged in the worldwide exploration, development, production, transportation and refining of petroleum and natural gas liquids. In addition to having served on the Board of Directors of Atlantic Richfield Company, he also serves as a director of Wells Fargo & Company.

MEETINGS

    During the fiscal year ended December 31, 2000, the Board of Directors of the Company held five regular meetings and two special meetings. During fiscal 2000, each of the directors was in attendance in person or by teleconference at no less than 75% of the aggregate number of meetings of the Board of Directors and Committees of the Board on which he or she then served, except for Ms. Fash, who attended five of the seven Board meetings and two of the three meetings of the Committee to which she was assigned. The reasons for her absences were related to her health and were satisfactory to the Board of Directors of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

    To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, the bylaws of the Company establish an Audit and Public Policy Committee and a Compensation and Planning Committee. The Board of Directors does not have a standing nominating committee; however, the Compensation and Planning Committee fills this role by annually recommending to the Board of Directors a slate of nominees to be proposed by the Board to the stockholders as nominees for election. The Board of Directors is permitted to establish other committees from time to time as it deems appropriate.

THE AUDIT AND PUBLIC POLICY COMMITTEE

    The responsibilities of the Audit and Public Policy Committee (the "Audit Committee") are included in its written charter attached as Appendix A to this Proxy Statement. The Audit Committee reviews the scope of the audit by the independent auditors, inquires into the effectiveness of the Company's accounting and internal control functions, and recommends to the Board of Directors any changes in the appointment of independent auditors that the committee may deem to be in the best interests of the Company and its stockholders. The Audit Committee also assists the Board of Directors in establishing and monitoring compliance with the ethical standards of the Company. The committee consists solely of directors who are independent of management. The Audit Committee held three meetings in 2000. Members of the Audit Committee are: Philip M. Neal (Chairperson), Victoria R. Fash and
David E.I. Pyott.

THE COMPENSATION AND PLANNING COMMITTEE

    The Compensation and Planning Committee (the "Compensation Committee") determines the compensation of officers and outside directors, exercises the authority of the Board of Directors concerning employee benefit plans and advises the Board of Directors on other compensation and employee benefit matters. In addition, the committee makes recommendations to the Board of Directors regarding candidates for election as directors of the Company. The committee also advises the Board of Directors on board committee structure and membership and corporate governance matters. The committee consists solely of directors who are independent of management. The Compensation Committee held six meetings in 2000. Members of the Compensation Committee are: Vernon R. Loucks Jr. (Chairperson), Mike R. Bowlin and David E.I. Pyott.

COMPENSATION OF DIRECTORS

    Beginning in 2001, cash compensation of non-employee directors consists of a $20,000 annual retainer. Chairpersons of committees receive an additional annual retainer of $5,000. Employee directors are not compensated separately for their board or committee activities.

    In addition, to align the directors' interests more closely with the interest of all of the Company's stockholders, each non-employee director receives an additional annual retainer in the form of 7,500 options to purchase Common Stock of the Company under the Edwards Lifesciences Corporation

Nonemployee Directors and Consultants Stock Incentive Program (the "Nonemployee Directors Program"). These options vest 50% per year over two years. Upon stockholder approval of an amended and restated Nonemployee Directors Program, these option grants will increase to 10,000 options annually. Prior to the Distribution, all non-employee directors serving in 2000 also received a one-time grant equal to 5,000 shares of Common Stock of the Company under the Nonemployee Directors Program. All of the Common Stock pursuant to this grant remained restricted until the first anniversary of the date of grant. The restrictions lapsed as to 50% of the shares on the first anniversary of the grant, and the restrictions on the other 50% will lapse on the second anniversary of the grant. Upon stockholder approval of an amended and restated Nonemployee Directors Program, all new members of the Board of Directors will receive an initial one time grant of 5,000 shares of Common Stock, such shares to be subject to the same restrictions and vesting schedule as provided above.

                                   PROPOSAL 2
           APPROVAL OF LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM

    On March 10, 2000, the Board of Directors of the Company adopted the Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program (the "Incentive Program"). The Board of Directors subsequently approved an amended and restated Incentive Program for the purpose of clarifying the definition of "subsidiary" in the Incentive Program. The complete text of the Incentive Program, as so amended and restated, is included as Appendix B to this Proxy Statement. The Incentive Program is designed to allow for the grant of certain types of awards that conform to the requirements for tax deductible "performance-based" compensation under Section 162(m) of the Internal Revenue Code (the "Code"). The purpose of submitting the Incentive Program to the stockholders at the Annual Meeting is to allow awards granted under the Incentive Program to the Company's executive officers to qualify as "performance-based" compensation under Section 162(m) of the Code. This will allow the Company to preserve the tax-deductibility of such awards without regard to the limitations of Section 162(m) of the Code. The following paragraphs summarize the material terms of the Incentive Program.

    GENERAL. The Incentive Program is designed to promote success and enhance the value of the Company by linking participants' interests more closely to those of the Company's stockholders and by providing participants with an incentive for excellence.

    The Incentive Program is administered by the Compensation Committee of the Company. The Compensation Committee must consist of two or more directors who qualify as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as outside directors under
Section 162(m) of the Code. Incentives may consist of the following: (a) stock options; (b) restricted stock; (c) performance shares; and (d) performance units. Incentives may be granted to certain contractors and any employee of the Company (including directors of the Company who are also employees of the Company) selected from time to time by the Compensation Committee.

    Subject to adjustment for certain changes in capitalization of the Company, the number of shares of Common Stock authorized for issuance under the Incentive Program is 12,500,000.

    STOCK OPTIONS. Under the Incentive Program, the Compensation Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Incentive Program gives the Compensation Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable, subject to the following limitations. No stock option may be granted with a purchase price below the fair market value of the shares subject to the option on the date of grant, and the term may not exceed ten years from the grant date. The fair market value of shares on the date of a grant means the closing sale price of the Common Stock of the Company as reported on the New York Stock

Exchange composite reporting tape on the day prior to the date of the grant. No person may receive, in any calendar year, stock options that, in the aggregate, represent more than 1,000,000 shares of Common Stock.

    RESTRICTED STOCK. Pursuant to the terms of the Incentive Program, the Compensation Committee may sell or transfer to an eligible employee one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price, if any, at which such restricted stock will be sold will be determined by the Compensation Committee, and it may vary from time-to-time and among employees and may require no payment or be less than the fair market value of the shares at the date of sale. All shares of restricted stock may be subject to the attainment of performance goals under
Section 162(m) of the Code and other restrictions as the Compensation Committee may determine. Subject to these restrictions and the other requirements of the Incentive Program, a participant receiving restricted stock will have the rights of a stockholder (including voting and dividend rights) as to those shares only to the extent the Compensation Committee designates such rights at the time of the grant. Not more than 500,000 shares of Common Stock may be issued in the form of restricted stock under the Incentive Program. No person may receive, in any calendar year, shares of restricted stock that, in the aggregate, represent more than 50,000 shares of Common Stock.

    PERFORMANCE SHARES AND PERFORMANCE UNITS. Pursuant to the terms of the Incentive Program, the Compensation Committee may grant to an eligible employee performance shares or performance units, which provide a contingent right to receive payment of the value of such shares or units. The performance shares or performance units will be earned to the extent performance goals set forth in the grant are achieved. The Compensation Committee shall have discretion to make payments of earned performance shares or performance units in the form of cash or Common Stock (or a combination thereof). All grants of performance shares and performance units to a person subject to Section 16(a) of the Exchange Act (executive officers of the Company) will be subject to the attainment of performance goals under Section 162(m) of the Code. The number of shares or units granted and the performance goals will be determined by the Compensation Committee. No person may receive in any calendar year performance shares that, in the aggregate, represent more than 100,000 shares of Common Stock. No person may receive in any calendar year performance units that, in the aggregate, exceed $2,000,000.

    SECTION 162(m) PERFORMANCE GOALS. Under the Incentive Program, grants of restricted stock, performance shares, and other incentives (as defined in the Incentive Program) may be subject to the attainment of performance goals under
Section 162(m) of the Code. The regulations under Section 162(m) require the performance goals related to grants under the Incentive Program to be approved separately by the Company's stockholders. Performance goals for performance-based grants may include stock price, sales, return on equity, cash flow, market share, earnings per share and/or costs.

    NON-TRANSFERABILITY OF INCENTIVES. Unless otherwise determined by the Compensation Committee, no stock option, performance share or performance unit granted under the Incentive Program will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, these incentives may be exercised only by the employee or the employee's guardian or legal representative. The Compensation Committee may allow the limited transfer of these incentives to the immediate family of an employee to facilitate estate planning.

    AMENDMENT OF THE PROGRAM. The Board of Directors may amend or discontinue the Incentive Program at any time. However, no amendment or discontinuance may adversely affect in any material way an incentive previously granted without the written consent of the participant holding such incentive. In addition, the Board of Directors may not amend the Incentive Program without approval of the Company's stockholders to the extent such approval is required by law, agreement or any exchange on which the Company's Common Stock is traded.

    ACCELERATION OF INCENTIVES. In the event of a change in control of the Company (as specified in the Incentive Program), the restrictions on all outstanding shares of restricted stock that are not performance-based will lapse immediately, all outstanding stock options will become exercisable immediately and all performance goals will be deemed to be met at target and payment made within 30 days of the effective date of the change in control.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EDWARDS LIFESCIENCES CORPORATION LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM.

                                   PROPOSAL 3
                 APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN

    On February 8, 2001, the Board of Directors of the Company adopted the Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees (the "ESPP"), subject to approval by the Company's stockholders. The complete text of the ESPP is included as Appendix C to this Proxy Statement. The following paragraphs summarize the material terms of the ESPP.

    GENERAL. The ESPP allows for the purchase of Common Stock by eligible employees through payroll deductions at a maximum rate of 12% of eligible compensation. The purchase price per share will be equal to the lesser of 85% of the fair market value of the Company's Common Stock at the beginning of the offering period or 85% of the fair market value of the Company's Common Stock on the date of purchase. Purchases are made quarterly over two-year offering periods. A new offering period begins every calendar quarter, but an eligible employee may participate in only one offering at a time. There will be 1,500,000 shares reserved for issuance under the ESPP, subject to adjustment in the event of certain changes to the Company's capital structure, as described in the ESPP. No employee may purchase in any calendar year, under the ESPP and all other employee stock purchase plans of the Company and its subsidiaries, shares with an aggregate fair market value (determined on the first day of the offering period) in excess of $25,000. In addition, no employee may purchase more than 10,000 shares in any offering period, subject to adjustment in the event of certain changes to the Company's capital structure. The ESPP will be administered by a committee appointed by the Board of Directors of the Company.

    ELIGIBILITY. Employees of the Company and its participating subsidiaries who are paid from the United States and who are scheduled to work 20 hours or more per week are eligible to participate in the ESPP. No employee who beneficially owns, or would own giving effect to any subscription under the ESPP along with all other options to purchase stock of the Company, stock comprising five percent or more of the total combined voting power or value of all classes of outstanding stock of the Company may participate in the ESPP.

    FEDERAL INCOME TAX CONSEQUENCES. The Company expects the ESPP to be an "employee stock purchase plan" under Section 423 of the Code. Assuming that is the case, employees who participate in the ESPP will not recognize income (and the Company will not receive any deduction) at the time they purchase the shares even though the employees will purchase at a discount. Employees, however, will recognize income when they sell or dispose of the shares.

    The tax consequences to an employee of selling or disposing of the shares generally depends upon the length of time he or she held such shares. If an employee sells or disposes of the shares at a gain after the "statutory holding period," as defined below, the employee will recognize ordinary income equal to the lesser of (a) 15% of the stock's fair market value on the first day of the offering period and (b) the difference between the fair market value at the time of sale and the amount the employee paid for the stock. Any gain exceeding this amount is taxed as a capital gain. If the stock is sold at a loss after the statutory holding period, the employee would have a capital loss equal to the difference between the price at which the employee sells the stock and the price the employee paid for the stock. The employee recognizes no ordinary income in this situation.

    If the employee sells the stock for a gain during the statutory holding period, the employee recognizes ordinary income equal to the difference between fair market value on the purchase date and the amount the employee paid for the stock. This ordinary gain is recognized even if the employee's actual gain is less than this amount. Any gain exceeding this amount is taxed as a capital gain.

    If the employee sells the stock at a loss during the statutory holding period, the employee recognizes ordinary income equal to the difference between fair market value on the purchase date and the amount the employee paid for the stock. The employee's basis in the stock is increased by the ordinary income recognized, and the employee has a capital loss equal to the difference between the adjusted basis of the stock and the sales price.

    The Company is not entitled to a deduction unless the employee sells or disposes of the stock during the statutory holding period, in which case the Company's deduction will be equal to the employee's ordinary income recognized as compensation.

    The statutory holding period is the later of (i) two years after the first day of the offering period in which the stock was purchased and (ii) one year after the purchase date.

    The foregoing is only a summary of federal income tax consequences to the Company and participating employees. This summary does not purport to cover tax consequences that might arise in every individual circumstance. Participants are urged to consult their own tax counsel.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EDWARDS LIFESCIENCES CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN FOR UNITED STATES EMPLOYEES.

                                   PROPOSAL 4
  APPROVAL OF AMENDED AND RESTATED NONEMPLOYEE DIRECTORS AND CONSULTANTS STOCK
                               INCENTIVE PROGRAM

    On March 10, 2000, the Board of Directors of the Company adopted the Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program (the "Original Nonemployee Directors Program"). The Original Nonemployee Directors Program was approved by the Company's sole stockholder prior to the Distribution. On March 29, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, various amendments to the Original Nonemployee Directors Program in the form of the Edwards Lifesciences Corporation Amended and Restated Nonemployee Directors and Consultants Stock Incentive Program (the "Amended and Restated Nonemployee Directors Program"). The complete text of the Amended and Restated Nonemployee Directors Program is included as Appendix D to this Proxy Statement. The following paragraphs summarize the terms of the Original Nonemployee Directors Program and the amendments contained in the Amended and Restated Nonemployee Directors Program.

    GENERAL. The Nonemployee Directors Program is designed to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and to align the personal interests of directors who are not employees of the Company and non-employee consultants performing work for the Company with those of the Company's stockholders. It is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of non-employee directors and consultants who make significant contributions to the Company's success and to allow participants to share in the success of the Company. After reviewing the amendments to the Nonemployee Directors Program with its outside compensation advisors, the Board of Directors believes that the amendments will further these objectives, bring the Nonemployee Directors Program more in line with the Company's competitors and other comparable companies, and thereby allow the Company to attract and retain highly qualified individuals to serve on the Company's Board of Directors.

    ELIGIBILITY. All directors of the Company who are not employees of the Company, and all non-employee consultants performing work for the Company, are eligible to participate in the Nonemployee Directors Program. The Compensation Committee has discretion to choose recipients of awards under the Nonemployee Directors Program, along with the nature and amount of such awards.

    SHARES SUBJECT TO NONEMPLOYEE DIRECTORS PROGRAM. An aggregate of up to 300,000 shares of Common Stock is authorized for issuance under the Nonemployee Directors Program. This amount is subject to adjustment from time to time for changes in capitalization as provided in the Nonemployee Directors Program. The proposed amendments do not change the number of shares authorized or available under the Nonemployee Directors Program. The Common Stock issued under the Nonemployee Directors Program may be from either authorized but unissued shares or issued but not outstanding shares. Certain shares forfeited or expired under the Nonemployee Directors Program will also be available for issuance.

    AWARDS. The Nonemployee Directors Program provides for (i) the grant of shares of restricted Common Stock to each new non-employee member of the Board of Directors upon such director's election to the Board (the "Initial Grant"),
(ii) an annual grant, commencing in 2001, of an option to purchase shares of Common Stock to each non-employee director (the "Annual Grant") and (iii) a choice for non-employee directors to elect to receive all or a portion of the annual cash retainer in the form of options to purchase Common Stock. The shares of Common Stock pursuant to the Initial Grant are restricted as provided in each non-employee director's restricted stock award agreement. Such restrictions may include, at the discretion of the Compensation Committee, restrictions on alienability, required periods of service and other restrictions as the Compensation Committee may deem advisable. The shares of Common Stock issued pursuant to the Initial Grant during 2000 remain restricted until the first anniversary of the grant. The restrictions lapse as to 50% of these shares on the first anniversary of the grant, and the restrictions on the other 50% lapse on the second anniversary of the grant. Subject to the discretion of the Compensation Committee, the shares of Common Stock issued pursuant to the Annual Grant are expected to vest 50% per year over two years. The per-share exercise price of options granted pursuant to the Nonemployee Directors Program may be no less than the fair market value, as determined pursuant to the Nonemployee Directors Program, of a share of Common Stock on the date of grant. The options granted pursuant to the Nonemployee Directors Program expire at the earlier of the tenth anniversary date of the date of grant or a date chosen by the Compensation Committee at the time of grant.

    FEDERAL INCOME TAX CONSEQUENCES. The options issued under the Nonemployee Directors Program will be non-qualified stock options. A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income upon exercise of a stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction.

    A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.

    The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to recipients of options or to the Company or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

    AMENDMENTS. The Amended and Restated Nonemployee Directors Program differs from the Original Nonemployee Directors Program in the following respects:

        (i) The Amended and Restated Nonemployee Directors Program provides for a one-time Initial Grant of 5,000 shares of restricted Common Stock to each new non-employee member of the Board of Directors who joins the Board of Directors at any time prior to April 1, 2010. Pursuant to the Original Nonemployee Directors Program, such grants were made only through the end of 2000.

        (ii) The Amended and Restated Nonemployee Directors Program provides for an automatic Annual Grant to non-employee directors of options to purchase 10,000 shares of Common Stock. Such grants are made as of the day following each annual meeting of the Company's stockholders. Pursuant to the Original Nonemployee Directors Program, the automatic Annual Grant was of an option to purchase 7,500 shares of Common Stock.

       (iii) The Amended and Restated Nonemployee Directors Program provides for a choice by non-employee directors whether to irrevocably defer receipt of the annual cash retainer and, in lieu thereof, to automatically receive options to purchase Common Stock with a fair market value, determined pursuant to the Nonemployee Directors Program, as of such date equal to four times the amount of the annual cash retainer. As noted above, the exercise price of such options is required to be no less than such fair market value. Pursuant to the Original Nonemployee Directors Program, the automatic ratio for converting the deferred annual cash retainer to options was three times the amount of the annual cash retainer.

        (iv) The Amended and Restated Nonemployee Directors Program provides that, subject to the approval of the Compensation Committee, the first date a non-employee director may receive options in lieu of an annual cash retainer is the first day on which the annual cash retainer is otherwise due and payable. Pursuant to the Original Nonemployee Directors Program, the effective date was the first day of the year in which an annual cash retainer is otherwise due and payable.

    PLAN BENEFITS. As of March 31, 2001, 25,000 shares of restricted Common Stock had been issued pursuant to Initial Grants, no options had been granted pursuant to Annual Grants, and options to purchase 16,550 shares of Common Stock had been granted to non-employee directors in conversion of their annual cash retainers and to non-employee consultants. Vernon R. Loucks Jr., Victoria R. Fash, Philip M. Neal, David E.I. Pyott and Mike R. Bowlin are the current non-employee directors of the Company and are the only eligible participants in the Nonemployee Directors Program who are identifiable. Because they are eligible to participate in the Amended and Restated Nonemployee Directors Program, they have an interest in this Proposal 4. Each of these persons has received the Initial Grant and each non-employee director continuing in office after the Annual Meeting will receive the Annual Grant. If Corinne H. Lyle is elected at the Annual Meeting and the Amended and Restated Nonemployee Directors Program is approved, she will receive the Initial Grant and the Annual Grant pursuant to the Amended and Restated Nonemployee Directors Program. No executive officers or other employees of the Company are entitled to participate or receive benefits under the Nonemployee Directors Program.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EDWARDS LIFESCIENCES CORPORATION AMENDED AND RESTATED NONEMPLOYEE DIRECTORS AND CONSULTANTS STOCK INCENTIVE PROGRAM.

                                   PROPOSAL 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Upon recommendation of the Audit Committee, the Board of Directors of the Company has appointed PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2001. The Board of Directors requests that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, the Board of Directors will consider the selection of another public accounting firm for 2001 and future years.

    One or more representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire, and they will be available to answer questions.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2001.

                REPORT OF THE AUDIT AND PUBLIC POLICY COMMITTEE

    The Audit and Public Policy Committee (the "Committee") of the Board of Directors (the "Board") is composed of three directors, each of whom meets the independence and experience requirements of the New York Stock Exchange. The Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement.

    Management is responsible for the Company's internal controls; financial reporting process; and compliance with laws, regulations and ethical business practices. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in conformity with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In fulfilling our oversight responsibilities, we have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2000. We have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended. We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, and have discussed with the independent public accountants their independence.

    Based on the reviews and discussions referred to above, and relying thereon, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K.

    THE AUDIT AND PUBLIC POLICY COMMITTEE:

    Philip M. Neal (Chairperson)
    Victoria R. Fash
    David E.I. Pyott

                       FEES PAID TO PRINCIPAL ACCOUNTANTS

    During 2000, the Company retained its principal accountants, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

Audit Fees..................................................  $  580,000
Financial Information Systems Design and Implementation
  Fees......................................................  $  612,000
All Other Fees..............................................  $1,788,000

    The Audit Committee of the Company has considered the compatibility of the non-audit services provided by PricewaterhouseCoopers LLP with such principal accountant's independence.

               REPORT OF THE COMPENSATION AND PLANNING COMMITTEE

    The Compensation and Planning Committee of the Board of Directors (the "Committee") is comprised of three independent, non-employee directors, who have no "interlocking" relationships as defined by the Securities and Exchange Commission (the "Commission"). The Committee establishes and administers the executive compensation programs of the Company. In determining the appropriate compensation for the executive officers, including the named executive officers, the Committee relies on input from leading compensation consultants and also reviews the recommendations of management. The Committee has provided the following report on executive compensation for inclusion in this Proxy Statement.

    COMPENSATION PHILOSOPHY FOR EXECUTIVE OFFICERS. The Company's philosophy is to provide compensation programs and opportunities that support the Company's business objectives and values. Forms and levels of total compensation are structured to be competitive when compared to other companies of similar focus and size. These companies are reported in surveys whose participants include many companies in the Fortune 500 as well as other companies with which the Company and its subsidiaries compete for executive talent.

    The companies chosen for the comparison group used for compensation purposes generally are not the same companies that comprise the published industry index in the Performance Graph included in this Proxy Statement. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in the published industry index established for comparing stockholder returns.

    Our philosophy is intended to assist the Company in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, a total compensation program is determined for each officer, consisting primarily of base salary, annual incentives, stock options and benefits. Each of these key components of pay is addressed separately below. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package. The proportions of these components of compensation will vary among the officers depending upon their levels of responsibility, but generally a significant amount of pay for executive officers should be comprised of long-term, at-risk pay to focus management on the long-term interest of stockholders.

    COMPENSATION ELEMENTS.

    BASE SALARIES. Base salaries comprise approximately one-third of the value of executive compensation. The Committee regularly reviews each executive officer's base salary. Base salaries are targeted at the median of salaries of executive officers in comparison companies and are adjusted by the Committee to recognize varying levels of responsibility, prior experience, breadth of knowledge, internal equity issues, as well as external pay practices.

    Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company.

    ANNUAL INCENTIVES. The Company has implemented the 2000 Edwards Lifesciences Corporation Incentive Compensation Program ("EIP"). The EIP promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash bonuses to achieve corporate, business unit and individual performance goals. Annual incentive opportunities allow the Company to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals.

    For 2000, the Committee established corporate and business unit specific goals relating to each executive officer's bonus opportunity. A subjective evaluation of individual performance could result in an adjustment of the award.

    Corporate goals in 2000 were based on two measures: cash flow from operations (50% weighting) and earnings per share (50% weighting). Executive officers earned bonuses to the extent to which pre-established goals were achieved. In addition to the corporate goals, for 2000 there were six Key Operating Drivers ("KODs") that acted as a multiplier on actual bonuses earned. If all six KODs were achieved (in addition to 100% of the corporate goals), an executive officer would have the ability to earn 200% of his or her target annual incentive. If three KODs were achieved (in addition to 100% of the corporate goals), the executive would have the ability to earn 100% of his or her target annual incentive. The six KODs were: successfully establish the Company as an independent public company; significantly improve the Company's Cardiopulmonary business; significantly improve the Company's Novacor business; grow the Company's Critical Care Access platform; continue to grow the Company's global tissue valve and repair business; and successfully launch the Company's Lifepath AAA system for endovascular grafts. The first three of these KODs were achieved in 2000.

    Total cash compensation targets are set between the 50th and 75th percentile of the market data for comparison companies. Targets are considered by the Committee to be achievable, but to require above-average performance from each of the executives. Compensation may be adjusted above or below the target based upon attainment of KODs and Company financial performance, and may be further modified by individual performance.

    LONG TERM INCENTIVES. The Company has implemented the Incentive Program. Pursuant to the Incentive Program, the Company has the ability to grant various long-term incentive awards such as nonqualified and incentive stock options, restricted stock, performance units and performance shares. For 2000, stock options were the only long-term incentive vehicle granted under the Incentive Program.

    The Incentive Program is designed to promote success and enhance the value of the Company by linking participants' interests more closely to those of the Company's stockholders and by providing participants with an incentive for excellence. In keeping with the Company's commitment to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise approximately 40% of the value of an executive officer's total compensation package.

    When awarding long-term incentives, the Committee considers executive officers' levels of responsibility, prior experience, ability to influence long-term results of the Company, individual performance criteria, and compensation practices at comparison companies.

    STOCK OPTIONS. Stock options are granted at an option price not less than the closing price of the Common Stock on the day prior to the date of the grant. Accordingly, stock options have value only if the stock price of the Common Stock appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company. Stock options are used as the primary long-term incentive vehicle.

    The size of stock option grants is based primarily on competitive practice and is generally targeted to be at the 75th percentile of competitive practice at the comparison companies. The size of the award can be adjusted based on individual factors. For 2000 and in conjunction with the Distribution, executive officers, including the named executive officers, received a grant equal to three to four times their annual target. This "front-loaded" grant was effected to provide a strong and immediate link between the interests of the executive officers and the stockholders. All of these stock options have a term of ten years, with 30% becoming exercisable after two years and the remainder after three years.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Mussallem's base salary was set at $525,000 for 2000. In determining Mr. Mussallem's base salary for 2000, the Committee considered that Mr. Mussallem was new to the role of Chief Executive Officer of an independent company and that as Chief Executive Officer, he would have greater responsibilities. Thus, the Committee chose to set
Mr. Mussallem's base salary at a level that moved his pay closer to market without bringing him to fully competitive market levels. Coincident with this, the Committee also decided, as explained in greater detail below, to provide
Mr. Mussallem with enhanced incentive opportunities to reinforce his critical role in leading the Company and in building confidence in the new organization.

    Under the EIP, Mr. Mussallem was paid $550,000 in connection with 2000 performance which reflects the significant value he provided to the Company. Mr. Mussallem's bonus is in line with the median of annual incentive compensation paid other executives at comparison companies.

    In 2000 and in conjunction with the Distribution, Mr. Mussallem received options to purchase 470,250 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of the grant as part of his total compensation package. This grant represented a two-year grant to provide a strong and immediate link between the interests of the Chief Executive Officer and the stockholders. The options pursuant to this grant vest in two tiers, with 30% becoming exercisable after two years and the remainder after three years. The Committee believes that these options, together with Mr. Mussallem's direct ownership interest in the Company, provide an appropriate link to the interests of stockholders.

    POLICY REGARDING SECTION 162(m). Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the Proxy Statement to $1 million, unless certain requirements are met. The Committee has carefully considered the impact of this tax code provision. The Company's philosophy with respect to the limitation on the tax-deductibility of executive compensation is to maximize the benefit of tax laws for the Company's stockholders by seeking performance-based exemptions which are consistent with the Company's compensation policies and practices.

    We will continue to monitor the effectiveness of the Company's total compensation program to meet the needs of the Company.

    THE COMPENSATION AND PLANNING COMMITTEE:

    Vernon R. Loucks Jr. (Chairperson)
    Mike R. Bowlin
    David E.I. Pyott

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

    The following table sets forth a summary, for the years ended December 31, 1999 and 2000, of the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company serving as executive officers at the end of 2000. The five individuals identified in the Summary Compensation Table are referred to as the "named executive officers" throughout this

Proxy Statement. The table includes the compensation earned by the named executive officers as employees of Baxter through March 31, 2000, and as employees of the Company from April 1, 2000 through December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM COMPENSATION
                                                                                    -----------------------------------
                                                                                            AWARDS             PAYOUTS
                                                                                    -----------------------   ---------
                                                      ANNUAL COMPENSATION                        SECURITIES
                                               ----------------------------------   RESTRICTED   UNDERLYING
                                                                     OTHER ANNUAL     STOCK       OPTIONS/      LTIP
                                                SALARY     BONUS     COMPENSATION    AWARD(S)       SARS       PAYOUTS
NAME AND PRINCIPAL POSITION          YEAR*      ($)(1)     ($)(1)       ($)(2)        ($)(3)       (#)(4)      ($)(5)
---------------------------         --------   --------   --------   ------------   ----------   ----------   ---------
Michael A. Mussallem..............    2000     498,077    550,000       74,522             0       752,198    1,103,875
  Chairman of the Board and Chief     1999     410,000    341,000       10,049             0       118,900      329,766
    Executive Officer

Stuart L. Foster..................    2000     269,231    210,600           63             0       319,668      441,550
  Corporate Vice President,           1999     236,231     72,000            0             0        50,800      188,438
    Technology & Discovery

Anita B. Bessler..................    2000     254,615    165,240           63             0       269,668      441,550
  Corporate Vice President, Global    1999     237,442     43,200            0             0        50,800      188,438
    Franchise Management

Bruce J. Bentcover (7)............    2000     254,808    162,000       32,981       130,641       130,250            0
  Corporate Vice President, Chief
    Financial Officer and
    Treasurer

Richard L. Miller.................    2000     218,654    129,600           63             0       168,238      331,162
  Corporate Vice President, North     1999     213,196     76,396            0             0        30,000      141,328
    America


                                        ALL OTHER
                                       COMPENSATION
NAME AND PRINCIPAL POSITION               ($)(6)
---------------------------         ------------------
Michael A. Mussallem..............       116,634
  Chairman of the Board and Chief         20,388
    Executive Officer
Stuart L. Foster..................        13,628
  Corporate Vice President,                9,427
    Technology & Discovery
Anita B. Bessler..................        12,647
  Corporate Vice President, Global         9,062
    Franchise Management
Bruce J. Bentcover (7)............        66,220
  Corporate Vice President, Chief
    Financial Officer and
    Treasurer
Richard L. Miller.................        27,058
  Corporate Vice President, North         70,432
    America

------------------------------

* In accordance with the executive compensation disclosure rules adopted by the Securities and Exchange Commission (the "Commission"), no compensation information is provided for the named executive officers for 1998 since the Company was not subject to the reporting requirements under the Exchange Act for such year and such compensation information has not been provided in a prior filing with the Commission.

(1) Amounts shown include cash compensation earned by the named executive officers, including amounts deferred at the election of those officers. Bonuses are paid in the year following the year during which they are earned. Compensation for 1999 and the first three months of 2000 was determined solely by Baxter and was for services rendered by the named individuals prior to the date of the Distribution. The services rendered to Baxter were, in many cases, in capacities not comparable to the positions currently held by those individuals with the Company.

   The amounts shown under the heading "Bonus" for 1999 are cash payments earned in 1999 and received in 2000 by the named executive officers under Baxter's Management Incentive Compensation Plan. Payments under this plan are based upon corporate and divisional results and are variable in accordance with a predetermined formula. The amounts shown for 2000 are cash payments earned in 2000 and payable in 2001 under the EIP. Payments under this plan are based upon corporate financial, operational and individual performance results and are variable in accordance with predetermined formulae and individual performance objectives.

(2) As permitted by the rules of the Commission, this column excludes perquisites and other personal benefits for the named executive officers if the total incremental cost in a given year did not exceed the lesser of $50,000 or 10% of the total combined salary and bonus for that year. Accordingly, for Messrs. Mussallem, Foster, Bentcover and Miller and
    Ms. Bessler, the amounts shown exclude such perquisites and only represent reimbursements for the payment of taxes.

(3) Amount shown reflects Mr. Bentcover's receipt on March 31, 2000 of 2,084 restricted shares of Baxter common stock multiplied by $62.6875, the closing price of Baxter common stock on such date.

(4) No Stock Appreciation Rights (SARs) were granted by Baxter or the Company in 1999 or 2000, and there are no outstanding SARs held by any of the named executive officers.

   The stock options shown in this column for 1999 were granted to the named executive officers by Baxter prior to the Distribution and represent options to purchase Baxter common stock. The 1999 options include supplemental stock options granted pursuant to Baxter's 1998 Supplemental Incentive Plan and options granted pursuant to Baxter's Shared Investment

    Plan during which the Baxter's senior management team collectively purchased over three million shares of Baxter common stock through personal full-recourse loans to exercise options to purchase Baxter common stock on May 3, 1999. The amounts shown are adjusted for the stock dividend paid pursuant to the Distribution.

   The stock options shown in this column for 2000 are options to purchase
    Common Stock of the Company granted pursuant to the Incentive Program. In connection with the Distribution, options to purchase Baxter common stock ("Baxter Options") held by employees of the Company were retained as Baxter Options. Baxter remains solely responsible for satisfying all exercises of Baxter Options. Under the Baxter Options, such employees were considered as terminated and as such the vesting and exercise of such options are in accordance with the terms and conditions of the outstanding grants.

(5) Amounts shown represent the market value of earned restricted stock which vested under Baxter's Long-Term Incentive Plan on December 31 of the applicable year. The vested shares shown for 1999 were earned as of December 31, 1998 and the vested shares shown for 2000 were earned as of December 31, 1999.

(6) "All Other Compensation" includes the following accruals for or contributions to various plans by the Company in favor of the named executive officers for the fiscal year ending December 31, 2000: (i) 401(k) plan matching contributions for Mr. Mussallem--$6,800, Mr. Foster--$6,800, Ms. Bessler--$6,800, Mr. Bentcover--$6,800 and Mr. Miller--$6,800;
    (ii) reimbursement of relocation expenses for Mr. Mussallem--$73,916 and Mr. Bentcover--$57,969; (iii) reimbursement for financial planning expenses for Mr. Mussallem--$10,893, Mr. Foster--$115, Ms. Bessler--$115 and
    Mr. Miller--$15,115; (iv) payment of insurance premiums for Mr. Mussallem--$1,116, Mr. Foster--$590, Ms. Bessler--$619,
    Mr. Bentcover--$636 and Mr. Miller--$614; and (v) matching contributions for the Edwards Lifesciences Corporation Deferred Compensation Plan for
    Mr. Mussallem--$23,909, Mr. Foster--$6,122, Ms. Bessler--$5,113,
    Mr. Bentcover--$815 and Mr. Miller--$4,529.

(7) As Mr. Bentcover joined the Company in January 2000, he had no reportable compensation from the Company in 1999.

    STOCK OPTION GRANTS. The following table contains information relating to stock option grants made in 2000 to the named executive officers.

                    OPTION GRANTS IN LAST FISCAL YEAR (2000)

                                               INDIVIDUAL GRANTS
                          ------------------------------------------------------------
                                         PERCENT OF
                           NUMBER OF       TOTAL                                         POTENTIAL REALIZABLE VALUE AT
                          SECURITIES    OPTIONS/SARS                                     ASSUMED RATES OF STOCK PRICE
                          UNDERLYING     GRANTED TO     EXERCISE OR                      APPRECIATION FOR OPTION TERM
                          OPTION/SARS   EMPLOYEES IN    BASE PRICE                       -----------------------------
                            GRANTED     FISCAL YEAR    ($/PER SHARE)                        5% ($)         10% ($)
NAME                        (#)(1)          (2)           (3)(4)       EXPIRATION DATE       (5)             (5)
----                      -----------   ------------   -------------   ---------------   ------------   --------------
Michael A. Mussallem
  Conversion Options....     115,552                      10.1955          11-18-07          740,907        1,877,605
  Conversion Options....     166,396        9.09          13.2109          11-16-08        1,382,462        3,503,430
  Founders Options......     470,250                       13.875          04-03-10        4,103,361       10,398,721
Stuart L. Foster
  Conversion Options....      64,709                      10.1955          11-18-07          414,907        1,051,457
  Conversion Options....      64,709        3.86          13.2109          11-16-08          537,619        1,362,433
  Founders Options......     190,250                       13.875          04-03-10        1,660,105        4,207,032
Anita B. Bessler
  Conversion Options....      64,709                      10.1955          11-18-07          414,907        1,051,457
  Conversion Options....      64,709        3.26          13.2109          11-16-08          537,619        1,362,433
  Founders Options......     140,250                       13.875          04-03-10        1,223,809        3,101,373
Bruce J. Bentcover
  Founders Options......     130,250        1.57           13.875          04-03-10        1,136,550        2,880,241
Richard L. Miller
  Conversion Options....      48,994                      10.1955          11-18-07          314,144          796,104
  Conversion Options....      48,994        2.03          13.2109          11-16-08          407,055        1,031,558
  Founders Options......      70,250                       13.875          04-03-10          612,995        1,553,451

------------------------

(1) Options to acquire Common Stock of the Company granted under the Incentive Program. Conversion Options consist of options granted to all employees of the Company who held unvested options to purchase Baxter common stock at the time of the Distribution. The Baxter options terminated and the Conversion Options were granted on terms that preserved the term, vesting and value of the terminated Baxter options. Founders Options consist of the initial stock option grants following the Distribution, which, in the case of the named executive officers, was an up-front two-year grant designed to provide a strong and immediate link between the interests of the named executive officers and the stockholders of the Company.

(2) In 2000, the Company granted options on approximately 8,276,604 shares of Common Stock to approximately 3,637 employees at various exercise prices (equal to the fair market value on each date of grant) at different times during the year.

(3) The exercise prices shown for the named executive officers for the Conversion Options are derived from formulae designed to perserve the intrinsic value of the converted options. The exercise price shown for the Founders Options is the average of the opening and closing prices of the Common Stock on April 3, 2000, the date of the grant.

(4) The exercise price of the options may be paid in cash or in shares of Common Stock of the Company. If specified corporate control changes occur, all outstanding options will become exercisable immediately.

(5) Potential realizable values are calculated net of the option exercise price but before taxes associated with exercise. The assumed rates of stock price appreciation are set by rules of the Commission governing proxy statement disclosure and are not intended to forecast the future appreciation of the Common Stock subject to the options.

    STOCK OPTION EXERCISES. The following table contains information relating to the exercise of stock options by the named executive officers in 2000, as well as the number and value of their unexercised Common Stock options as of December 31, 2000.

                 AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL
                       YEAR AND FY-END OPTION/SAR VALUES

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                                                                  OPTIONS/SARS AT FISCAL           MONEY OPTIONS/SARS AT
                           SHARES ACQUIRED                            YEAR-END(#)(2)               FISCAL YEAR-END($)(3)
                             ON EXERCISE     VALUE REALIZED   ------------------------------   ------------------------------
NAME                           (#)(1)            ($)(1)       EXERCISABLE   UNEXERCISABLE(4)   EXERCISABLE   UNEXERCISABLE(4)
----                       ---------------   --------------   -----------   ----------------   -----------   ----------------
Michael A. Mussallem
  Baxter Options.........      84,609           2,078,664        65,326                0        3,136,465                 0
  Conversion Options.....           0                   0       115,552          166,396          872,938           755,288
  Founders Options.......           0                   0             0          470,250                0         1,822,219
Stuart L. Foster
  Baxter Options.........      74,866           2,084,153             0                0                0                 0
  Conversion Options.....           0                   0        64,709           64,709          488,844           293,721
  Founders Options.......           0                   0             0          190,250                0           737,219
Anita B. Bessler
  Baxter Options.........      41,309           1,509,781             0                0                0                 0
  Conversion Options.....           0                   0        64,709           64,709          488,844           293,721
  Founders Options.......           0                   0             0          140,250                0           543,469
Bruce J. Bentcover
  Founders Options.......           0                   0             0          130,250                0           504,719
Richard L. Miller
  Baxter Options.........      30,375           1,116,858        37,209                0        1,710,883                 0
  Conversion Options.....           0                   0        48,994           48,994          370,125           222,389
  Founders Options.......           0                   0             0           70,250                0           272,219

------------------------

(1) All options exercised were options to purchase common stock of Baxter.

(2) The sum of the numbers under the Exercisable and Unexercisable columns of this table represents each named executive officer's total number of outstanding options to purchase common stock.

(3) The dollar amounts shown under the Exercisable and Unexercisable columns of this table represent the number of exercisable and unexercisable options to purchase common stock, respectively, which had an exercise price below the closing price of the common stock on December 31, 2000, which was $17.75 in the case of the Company and $88.3125 in the case of Baxter, multiplied by the difference between such closing price and the exercise price of the options to purchase common stock.

(4) Except for Baxter Options, all exercisable and unexercisable options outstanding at December 31, 2000 are options to purchase Common Stock of the Company and are shown in the "Option Grants In Last Fiscal Year (2000)" table above.

    CHANGE IN CONTROL SEVERANCE AGREEMENTS. The Company has entered into change in control ("CIC") agreements with the executive officers of the Company, including all of the named executive officers. Pursuant to these agreements, covered employees will be entitled to severance benefits following a defined CIC of the Company and the employee's subsequent involuntary termination or constructive termination. A qualifying termination must occur within 24 months of a defined CIC for benefits to be paid. Mr. Mussallem will be permitted to terminate his employment voluntarily at any time during the thirteenth month following a defined CIC and collect full severance benefits. Each agreement has an initial three-year term and will automatically extend for one year on each anniversary of the agreement, unless the Company notifies the specific participant in writing that the agreement will not be renewed.

    Under these agreements, CIC severance benefits will equal three years of base pay plus annual bonus for each of the covered participants. In addition, CIC benefits would include a pro rata bonus payment in the year of termination, three years continuation of medical and dental coverage, and accelerated vesting of all outstanding equity grants (as governed under the provisions of the Incentive Program).

    In the event that any payments would be subject to an excise tax under the Code, the Company will pay an additional gross-up amount for any excise tax and federal, state and local income taxes, such that the net amount of the payments would be equal to the net payments after income taxes had the excise tax and resulting gross-up not been imposed.

    EMPLOYMENT AGREEMENT WITH THE CHIEF EXECUTIVE OFFICER. The Company has entered into an employment agreement with its Chief Executive Officer, Michael
A. Mussallem. The agreement has a term of three years, with automatic one-year renewals after two years. The agreement sets forth the general principles of Mr. Mussallem's compensation and benefits arrangements. The agreement provides that if the Company terminates Mr. Mussallem for "cause" as defined in the employment agreement, he will be entitled to his base salary through the date of termination and all vested benefits. If Mr. Mussallem is involuntarily terminated by the Company without "cause" as defined in the employment agreement, the Company is required to pay or provide Mr. Mussallem his unpaid base salary and accrued vacation through the date of termination; a pro rata portion of his annual target bonus for the period served; two times the sum of
(1) his annualized base salary and (2) the greater of his target annual bonus for the year he is terminated or his actual annual bonus for the prior year; and 24 months of continued medical and dental coverage. The agreement provides for an interest-free loan by the Company to purchase a primary residence in an amount not to exceed the lesser of three million dollars ($3,000,000) or eighty percent (80%) of the purchase price of such primary residence in connection with Mr. Mussallem's relocation. Repayment is due upon the earlier of (i) the fifth anniversary of the date of the loan, (ii) 45 days after Mr. Mussallem's termination of employment, other than following a CIC, or (iii) the sale of the primary residence purchased using the proceeds of the loan. The agreement also contains non-disclosure, non-solicitation and non-disparagement obligations of Mr. Mussallem.

    STOCK OWNERSHIP GUIDELINES. To create additional owner commitment and behavior, and to emphasize stockholder value creation, the Company has implemented stock ownership guidelines for its executive officers. Guidelines are to be met within five years of implementation and target three times base salary for all corporate officers except Mr. Mussallem, whose guideline is six times base salary. Stock that will count toward meeting the guidelines include the value of shares held outright (including in a 401(k) Plan or Employee Stock Purchase Plan) and 25% of the value of vested, in-the-money stock options.

    RETIREMENT BENEFITS. The Company has implemented a tax-qualified defined contribution retirement plan, the Edwards Lifesciences Corporation 401(k) Savings and Investment Plan, for its United States employees. This plan includes a section 401(k) deferred compensation account, a Company matching contribution account, a performance account for the Company's hourly employees, an initial stock grant for the Company's hourly employees and a transition account for each eligible employee.

    EXECUTIVE OPTION PLAN. Effective January 1, 2001, the Company adopted the Edwards Lifesciences Corporation Executive Option Plan, a non-qualified stock option plan designed to provide benefits to corporate officers and other key executives. The plan permits participants to exchange all or a portion of their normal salary and bonus for discounted options to purchase shares of mutual funds or Common Stock of the Company. Options may be granted with an exercise price reflecting a discount of up to 75% of the stock's fair market value on the grant date, which will equal the amount of foregone salary or bonus earned through the participants normal compensation package. Options are generally fully vested on the grant date. Options will generally expire on the tenth anniversary of the grant date. Following termination of employment, participants will have a limited period of time to exercise their vested options depending on the nature of the termination, as follows: (i) one year following death or disability, (ii) five years following retirement, (iii) upon the termination date if terminated for cause, and (iv) 90 days following termination for a reason other than death, disability, retirement or cause.

    TRANSITION OPTIONS FOR SALARIED EXEMPT EMPLOYEES. As a result of the Distribution, the Company has determined that it will facilitate the transition of certain longer service salaried exempt employees out of Baxter's pension plan by offering additional stock options to salaried exempt employees, including the named executive officers, who meet specific age and service criteria. Eligible employees will receive annual grants, as described below, until the earlier of when the employee reaches age 65 or terminates employment with the Company. The options will have a ten year term with three year vesting. The estimated number of transition stock options for 2001 are expected to be provided to the named executive officers as follows: Mr. Mussallem, 3,336 options; Ms. Bessler, 1,470 options; Mr. Foster, 0 options; Mr. Bentcover, 0 options; and Mr. Miller, 2,475 options.

    Employees with 75 or more "points" (as determined under the terms of Baxter's pension plan) as of the date of the Distribution receive an annual transition option grant equal in value to 8% of the participant's eligible compensation (based on a Black Scholes valuation of the options) as of the date of the Distribution.

    Employees with 70-74 "points" as of the date of the Distribution receive an annual transition option grant equal in value to 6% of the participant's eligible compensation.

    Employees with 65-69 "points" as of the date of the Distribution receive an annual transition option grant equal in value to 5.5% of the participant's eligible compensation.

    Employees with 60-64 "points" and at least 10 years of "benefit service" (as determined under the terms of Baxter's pension plan) as of the date of the Distribution receive an annual transition option grant equal in value to 4% of the participant's eligible compensation.

    Employees with 55-59 "points" and at least 10 years of "benefit service" (as determined under the terms of Baxter's pension plan) as of the date of the Distribution receive an annual transition option grant equal in value to 3.5% of the participant's eligible compensation.

EXECUTIVE OFFICERS OF EDWARDS LIFESCIENCES

    There are no family relationships among directors or executive officers of the Company. Set forth below are the names and ages of each of the executive officers of the Company, their positions held with the Company, and summaries of their backgrounds and business experience. Unless otherwise noted, each of the executive officers has held their positions with the Company since the Distribution.

    MICHAEL A. MUSSALLEM, age 48. Mr. Mussallem is the Chairman of the Board and Chief Executive Officer of the Company. Mr. Mussallem joined Baxter in 1979 and was the Group Vice President of its CardioVascular Business from 1994 to 2000 and Group Vice President of Baxter's Biopharmaceutical business from 1998 to 2000. During his tenure at Baxter, Mr. Mussallem held a variety of positions with increasing responsibility in engineering, product development and senior management. He was appointed General Manager of Access Products in 1984, Vice President and General Manager of Pharmaceuticals in 1986, President of the Perfusion Products business in 1988 and President of the Critical Care business in 1993. In 1994, Mr. Mussallem was named Group Vice President for Baxter's Surgical Group. From 1996 until 1998, he was the Chairman of Baxter's Asia Board overseeing Baxter's operations throughout Asia. Mr. Mussallem received his Bachelor of Science degree in chemical engineering from Rose-Hulman Institute of Technology and was conferred an honorary doctorate by his alma mater in 1999.

    STUART L. FOSTER, age 50. Mr. Foster is the Corporate Vice President, Technology & Discovery for the Company. Mr. Foster joined Baxter's CardioVascular Group in 1994 as President of the Vascular business. In 1997, his responsibilities increased to include global oversight responsibilities for the Critical Care business. He was also responsible for all international operations of Baxter's CardioVascular Business and led the CardioVascular Business' Technology Innovation Team. From 2000 to 2001 he served as Corporate Vice President, Global Operations for the Company. In 2001 he assumed his current role which includes management of Research & Development, Discovery and Operations. Prior to joining Baxter, Mr. Foster was Chief Executive Officer and President of Intramed Laboratories, which was acquired by Baxter in 1994. Prior to that, he was an executive with SensorMedics Corporation, a medical device company that he co-founded. Mr. Foster received his Bachelor of Science degree in biomedical engineering from Rensselaer Polytechnic Institute and earned his masters degree from the University of Southern California.

    ANITA B. BESSLER, age 53. Ms. Bessler is the Corporate Vice President, Global Franchise Management of the Company. From 2000 to 2001, she served as Corporate Vice President, Cardiac Surgery of the Company. Ms. Bessler joined Baxter in 1988 as Vice President and General Manger of Sales and Marketing for Baxter's Hyland division. Prior to her tenure with Baxter, from 1986 until 1988 she was Senior Executive Vice President with the USV/Armour Pharmaceutical Division of Rhone Poulenc Rohrer. From 1976 until 1986, Ms. Bessler held senior management positions with Revlon's Healthcare Group. She is a graduate of Indiana University, where she earned a Bachelor of Science degree in marketing and economics.

    BRUCE J. BENTCOVER, age 46. Mr. Bentcover is the Corporate Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Bentcover joined Baxter's CardioVascular Group in January 2000. From 1997 through 1998,
Mr. Bentcover was Chief Operating and Financial Officer of the Women's Healthcare Management Group, a private physician practice management company that he co-founded. Prior to that he was Senior Vice President and Chief Financial Officer of Resort Condominiums International; Vice President--Finance and Treasurer of Hallmark Cards Inc.; and Vice President and Treasurer and then Vice President--Controller of Ecolab Inc. Mr. Bentcover earned his Bachelor of

Arts degree in political science from Eastern Illinois University and received his MBA from the University of Chicago.

    BRUCE P. GARREN, age 54. Mr. Garren is Corporate Vice President, General Counsel and Secretary of the Company. Mr. Garren joined Baxter's CardioVascular Group in February 2000. Previously, he was Senior Vice President--General Counsel for Safeskin Corporation, a manufacturer of latex and synthetic gloves for the healthcare and scientific markets. From 1985 to 1998, he was employed by Tambrands Inc., a medical device manufacturer. He served in various legal counsel positions at Tambrands, becoming Vice President--Group Counsel in 1991 and Vice President--General Counsel in 1996. Mr. Garren was an Associate with the law firm of Arnold & Porter in Washington, D.C. from 1980 to 1985. He received his undergraduate degree from Antioch College and his law degree from Cornell Law School.

    RICHARD L. MILLER, age 52. Mr. Miller is the Corporate Vice President, North America of the Company. Mr. Miller joined American Hospital Supply Corporation in 1971, which was later acquired by Baxter, as a sales representative for Scientific Products. Prior to his appointment as President of the Critical Care business in 1999, he was President of Baxter's Health Systems from 1994 through 1997 and President, Corporate Health Systems, from 1997 through 1998. During that time, Mr. Miller was a member of Baxter's North American Board and also led Baxter's North American Sales and Marketing Task Force. Mr. Miller received a Bachelor of Arts in biology and chemistry from the University of Colorado and earned an MBA from Portland University. He served in the United States Army Reserve from 1970 until 1976.

    ANDRE-MICHEL BALLESTER, age 42. Mr. Ballester is the Corporate Vice President, Europe for the Company. Mr. Ballester joined Baxter in 1984 as a Production Supervisor for Baxter Belgium and subsequently became Operations Manager for Baxter France. In 1989, he left Baxter to become General Manager of consumer electronics company Prestinox International. Mr. Ballester returned to Baxter in 1992 as Director of European Sales and Marketing for the Critical Care division of Baxter's CardioVascular Group; he was appointed Vice President of Marketing in 1995 and later assumed responsibility for the Critical Care division's global marketing and business development activities, and served as President of Baxter's CardioVascular Group Europe and as Chairman of Baxter France. He holds a Master of Science degree in chemical engineering from the Ecole Centrale Lille in France and an MBA from INSEAD, Fontainebleau, France.

    JOHN H. KEHL, JR., age 47. Mr. Kehl is the Corporate Vice President, Strategy & Business Development of the Company. Mr. Kehl has held various positions of increasing responsibility at Baxter since joining its treasury department in 1975. In 1980, he was promoted to Manager of Investor Relations and Communications and, in 1985, assumed responsibility for directing all aspects of Baxter's external communications. Mr. Kehl was appointed Vice President, Controller for Baxter's CardioVascular Business in 1988 with responsibility for finance, information systems and business planning. He became Vice President of Business Development at Baxter in 1995. Mr. Kehl has also served on Baxter's Japan Board. He earned his Bachelor of Arts degree in business and economics from Loras College and received his MBA from Loyola University in Chicago.

    ROBERT C. REINDL, age 46. Mr. Reindl is the Corporate Vice President, Human Resources of the Company. From 1993 through 1995, Mr. Reindl was Director of Baxter's Institute for Training and Development, and from 1995 through 1997, he was Vice President of Baxter's Institute for Training and Development. In 1997, he became Vice President, Human Resources, for Baxter's CardioVascular Business. From 1987 until 1993, Mr. Reindl was a manager with Arthur Andersen & Co., where he consulted on a variety of human resource and organizational development issues, as well as designed training programs focusing on time management, communication, team building and interviewing. Prior to this, he was a communications instructor at Marietta College and Ohio University. Mr. Reindl earned his Bachelor of Science degree in communication from the University of Wisconsin--Stevens Point and his masters degree from Bowling Green State University in Ohio.

    HUIMIN WANG, M.D., age 44. Dr. Wang is Corporate Vice President, Japan. In addition to his responsibilities with the Company, Dr. Wang is a representative director of Baxter Limited, a Japan corporation. Dr. Wang joined Baxter in 1993 and served as a Senior Manager of strategy development and, later, Director of product/therapy for Baxter's Renal division in Japan. In 1997, he became President of medical systems and devices, responsible for both the CardioVascular and Intravenous Systems businesses of Baxter in Japan. Prior to joining Baxter, Dr. Wang was a Senior Associate with Booz, Allen & Hamilton in Chicago, specializing in strategy development, organizational change, operations improvement and mergers and acquisitions for health care providers. From 1990 until 1991, he was Vice President of Integrated Strategies Inc., a consulting and venture management firm he co-founded. He also was an Associate with McKinsey & Company. From 1981 until 1986, Dr. Wang was a Resident and Staff Physician in anesthesiology at Keio University Hospital in Tokyo. Dr. Wang earned his Doctor of Medicine degree from Kagoshima University in Japan, and his MBA from the University of Chicago.

    RANDEL W. WOODGRIFT, age 39. Mr. Woodgrift is Corporate Vice President, Manufacturing Operations of the Company. Since joining Baxter in 1983,
Mr. Woodgrift has held positions of increasing responsibility in research and development, manufacturing and operations, including management of the Puerto Rico operation of Baxter's CardioVascular Group. From 1990 to 1993,
Mr. Woodgrift held Director positions in United States operations and established Baxter's CardioVascular Business first plant in Mexico. From 1994 to 1997, he was Vice President, Heart Valve Operations for the United States and Europe. In 1997, his responsibilities were expanded to include all European plants. In 1998, Mr. Woodgrift assumed responsibility for all manufacturing, logistics, facilities, environmental and health and safety functions for Baxter's CardioVascular Business. In 1999, he initiated Baxter's CardioVascular Business first operations in the Dominican Republic. Mr. Woodgrift earned his Bachelor of Science degree in mechanical engineering from California Polytechnic State University, San Luis Obispo, a biomedical engineering certification from the University of California--Irvine and an MBA from Pepperdine University.

                               PERFORMANCE GRAPH

    The following chart compares the cumulative total return to Edwards Lifesciences Corporation's stockholders during the period commencing April 3, 2000 (the date on which the Common Stock began regular-way trading on the New York Stock Exchange) and ending on December 31, 2000 with the cumulative total return on the Standard & Poor's 500 Composite Index and the Morgan Stanley Healthcare Products Index during the same period. The chart assumes the investment of $100 on April 3, 2000 in each of the Company's Common Stock, the Standard & Poor's 500 Composite Index and the Morgan Stanley Healthcare Products Index and that all dividends are reinvested. No dividends have been paid on the Company's Common Stock. Historical results are not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              MORGAN
                EDWARDS                 STANLEY HEALTHCARE
           LIFESCIENCES CORP.  S&P 500    PRODUCTS INDEX
3-Apr-00                 $100     $100                $100
30-Jun-00                $135      $97                $112
30-Sep-00                $159      $96                $115
31-Dec-00                $129      $88                $123

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL HOLDERS OF COMMON STOCK

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of December 31, 2000 by each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock.

                                                           AMOUNT OF
                                                           BENEFICIAL   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                       OWNERSHIP    OF CLASS
------------------------------------                       ----------   --------
Harris Associates L.P. (1) ..............................  4,558,325      7.77%
Harris Associates Inc.
Two North LaSalle Street, Suite 500
Chicago, IL 60602-3790

Cramer Rosenthal McGlynn, LLC (2) .......................  4,507,050      7.68%
707 Westchester Avenue
White Plains, NY 10604

------------------------

(1) Based solely on information contained in the Schedule 13G filed with the Commission by Harris Associates L.P. and Harris Associates Inc., on their own behalf, on February 8, 2001.

(2) Based solely on information contained in the Schedule 13G filed with the Commission by Cramer Rosenthal McGlynn, LLC, on its own behalf, on February 22, 2001.

    The Company is not aware of any other stockholder owning in excess of five percent of the outstanding Common Stock.

STOCK OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 31, 2001 by (i) each director of the Company; (ii) each of the named executive officers; and
(iii) all directors and executive officers of the Company as a group.

                                                            AMOUNT OF     PERCENT
                                                            BENEFICIAL      OF
NAME OF BENEFICIAL OWNER                                    OWNERSHIP      CLASS
------------------------                                    ----------   ---------
Michael A. Mussallem......................................    64,866            --*
Vernon R. Loucks Jr.......................................    41,516            --*
Victoria R. Fash..........................................     5,000            --*
Philip M. Neal............................................     5,000            --*
David E.I. Pyott..........................................     5,000            --*
Mike R. Bowlin............................................     5,000            --*
Anita B. Bessler..........................................    12,831            --*
Stuart L. Foster..........................................    10,136            --*
Richard L. Miller.........................................     4,377            --*
Bruce J. Bentcover........................................     1,133            --*
All Directors and Executive Officers as a Group (16
persons)..................................................   222,323            --*

------------------------

*Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act and the rules and regulations thereunder require the Company's directors and executive officers and persons who are deemed to own more than ten percent of the Common Stock (collectively, the "Reporting Persons") to file certain reports ("Section 16 Reports") with the Commission with respect to their beneficial ownership of Common Stock. The Reporting Persons are also required to furnish the Company with copies of all
Section 16 Reports they file.

    Based solely on a review of the forms it has received and on written representations from certain Reporting Persons that no such forms were required for them, the Company believes that during fiscal 2000 all Section 16 filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were complied with by such persons except that initial filings on Form 3 by the Company's directors and executive officers were made after the effectiveness of the Company's registration statement on Form 10 but prior to the Distribution.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                            FOR 2002 ANNUAL MEETING

    In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Stockholders, the written proposal must be received by the Secretary of the Company at the Company's offices no later than January 10, 2002. The proposal must comply with regulations of the Commission regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

    In addition, under the Company's bylaws, a stockholder proposal or nomination must be submitted in writing to the Secretary of the Company for the 2002 Annual Meeting of Stockholders not less than 75 days nor more than 100 days prior to the anniversary of the 2001 Annual Meeting, unless the date of the 2002 Annual Meeting of Stockholders is more than 30 days before or after such anniversary. For the Company's 2002 Annual Meeting, this means that such proposal or nomination must be submitted no earlier than January 30, 2002 and no later than February 25, 2002. If the date of the 2002 Annual Meeting is more than 30 days before or after the anniversary of the 2001 Annual Meeting, the stockholder must submit such proposal or nomination not later than the close of business on the 10th day following the day on which notice of the date of the 2002 Annual Meeting is mailed or public disclosure of the date of the 2002 Annual Meeting is made, whichever occurs first. The stockholder's submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2002 Annual Meeting. Stockholders should contact the Secretary of the Company in writing at One Edwards Way, Irvine, California 92614 to make any submission or to obtain additional information as to the proper form and content of submissions.

                            EXPENSES OF SOLICITATION

    Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by telephone, facsimile transmission or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of record by such persons.

    In addition, the Company has retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for a fee not to exceed $10,000, plus reimbursement for out-of-pocket expenses.

                           ANNUAL REPORT ON FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY (WITHOUT EXHIBITS) OF ITS ANNUAL REPORT ON FORM 10-K (THE "REPORT") FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE REPORT UPON PAYMENT OF A REASONABLE FEE THAT WILL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO EDWARDS LIFESCIENCES CORPORATION, ONE EDWARDS WAY, IRVINE, CALIFORNIA 92614, ATTENTION: INVESTOR RELATIONS, TELEPHONE (800) 424-3278. THE REPORT, THE COMPANY'S 2000 ANNUAL REPORT TO STOCKHOLDERS AND THIS PROXY STATEMENT ARE ALSO AVAILABLE ON THE COMPANY'S INVESTOR RELATIONS WEB SITE AT WWW.EDWARDS.COM.

                                 OTHER BUSINESS

    It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          /s/ Bruce P. Garren

                                          Bruce P. Garren
                                          CORPORATE VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

                      ALL STOCKHOLDERS ARE URGED TO SUBMIT
                            THEIR PROXIES PROMPTLY.

                                   APPENDIX A
                CHARTER OF THE AUDIT AND PUBLIC POLICY COMMITTEE
                           OF THE BOARD OF DIRECTORS
                      OF EDWARDS LIFESCIENCES CORPORATION

STATEMENT OF PURPOSE

    The primary purpose of the Audit and Public Policy Committee (the "Committee") of the Board of Directors (the "Board") of Edwards Lifesciences Corporation (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities. The Committee will review the Corporation's financial reporting process, system of internal control, audit process and the process for monitoring compliance with laws, regulations and business practices. In performing its duties, the Committee will maintain effective working relationships with and open communication between the Board, management and the internal and independent auditors.

ORGANIZATION AND MEETINGS

    The Committee, a standing committee of the board, will be composed of three or more directors, each of whom has no relationship to the Corporation that may interfere with the exercise of his or her independence from management and the Corporation. All members of the Committee will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee will possess accounting or related financial management expertise, as the Board interprets such qualifications. Members of the Committee, including its Chairperson, shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified.

    The Committee will have at least four regularly scheduled meetings each year, with additional meetings to be held as circumstances require. The Committee will keep minutes of its meetings, and will regularly report to the Board on its activities, making recommendations as appropriate.

KEY RESPONSIBILITIES

    The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff as well as the outside auditors, have more time, knowledge and more detailed information on the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

INTERNAL CONTROL

    - Review the Corporation's policies and procedures with management and recommend to the Board any changes considered appropriate.

    - Review the adequacy and effectiveness of the Corporation's financial and accounting controls with the independent auditor and the internal auditor, as appropriate, receiving recommendations for the improvement of such controls and reviewing whether any such previously approved recommendations have been implemented.

EXTERNAL CONTROL

    - Review and recommend to the Board the independent auditor to be selected to audit the Corporation's consolidated financial statements. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor, and the independent auditor shall be ultimately accountable to the Committee and the Board.

    - Ensure the objectivity of the independent auditor by reviewing and discussing with the independent auditor all significant relationships which the auditor has with the Corporation and its affiliates, including:
      (i) requesting, receiving and reviewing, on an annual basis, a formal written statement delineating all relationships which may reasonably be thought to bear on the independence of the independent auditor with respect to the Corporation in accordance with professional standards governing such independence; (ii) discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and (iii) recommending that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independence of the independent auditors.

    - Meet with the independent auditor and management to review the proposed audit scope and procedures to be utilized.

    - At the conclusion of each annual audit, review such matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards, as well as any other comments or recommendations made by the independent auditor.

INTERNAL AUDIT

    - Review the qualifications and organizational structure of the internal audit function and concur in the appointment, replacement, reassignment or dismissal of the Vice President, corporate audit.

    - Review the proposed audit plan of the internal auditor, including the independence and authority of the internal auditor's reporting obligations, the adequacy of internal audit resources and the coordination and completeness of coverage between the internal and independent auditors.

    - Receive periodic summaries of findings from completed internal audits and, as appropriate, the status of major audits in process. Receive progress reports on the completion of the current year's internal audit plan, including explanations for any significant deviations from the plan.

FINANCIAL REPORTING

    - Review the Corporation's consolidated financial statements that will be contained in its Annual Report to Shareholders with management and the independent auditor to determine whether they are complete and consistent with information known to the Committee members, and whether the independent auditor is satisfied with the disclosure and content of those financial statements. Based on such review, recommend to the Board that the consolidated financial statements of the Corporation be included in its Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K with the Securities and Exchange Commission).

    - Review with management, the independent auditor and the internal auditor the interim consolidated financial statements of the Corporation and the results of the independent auditor's review of those statements. This review shall occur prior to the Corporation's filing of the

      Form 10-Q with the Securities and Exchange Commission and may, at the Committee's discretion, be performed by the Committee Chairperson.

    - Discuss with the independent auditor the auditor's judgments about the quality and the acceptability of accounting principles used to prepare the Corporation's consolidated financial statements. Review the impact on the annual financial statements of any significant accounting and reporting issues, including recent professional and regulatory pronouncements and any newly adopted or proposed changes in accounting principles that would significantly affect the Corporation or its consolidated financial statements.

ETHICAL AND LEGAL COMPLIANCE

    - Review the effectiveness of the system for monitoring compliance with laws and regulations, including receiving reports from the General Counsel on the results of management's review of compliance with the Corporation's policies and any investigations by management related to significant fraudulent acts or irregularities.

    - Periodically review with the General Counsel the Corporation's preventive law program and activities, as well as any legal and regulatory matters that may have a material impact on the Corporation.

    - Evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the Corporation's ethical and business practices standards, including the importance of internal accounting controls.

    - Assist the Board in establishing and monitoring compliance with the ethical business practice standards of the Corporation. The Committee will also review the policies of the Corporation to assure that they are consistent with its social responsibility to employees, customers and society, including policies relating to health and safety and ethics and business practices.

OTHER RESPONSIBILITIES

    - Meet separately with the internal auditor and the independent auditor without members of management present to discuss any matters that the auditors or the Committee believe should be discussed privately.

    - Review with the General Counsel any legal matters that could have a significant impact on the Corporation's financial statements.

    - If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist in such investigations as needed.

    - Review the policies and procedures in effect for considering officers' expenses and perquisites.

    - Perform such other oversight functions as assigned by law, the Corporation's articles of incorporation, as amended or restated, the bylaws of the Corporation or the Board of Directors.

    - Review and discuss the adequacy of the Audit and Public Policy Committee Charter on an annual basis, or more frequently upon changes to the membership of the Committee or as otherwise needed.

                                   APPENDIX B
                           LONG-TERM STOCK INCENTIVE
                              COMPENSATION PROGRAM
                    (AS AMENDED AND RESTATED JULY 12, 2000)

                        Edwards Lifesciences Corporation

                                   July 2000

                                    CONTENTS

Article 1.   Establishment, Objectives, and Duration.....................   B-3

Article 2.   Definitions.................................................   B-3

Article 3.   Administration..............................................   B-5

Article 4.   Eligibility and Participation...............................   B-6

Article 5.   Shares Subject to the Program and Maximum Awards............   B-6

Article 6.   Stock Options...............................................   B-8

Article 7.   Restricted Stock............................................   B-9

Article 8.   Performance Units and Performance Shares....................  B-11

Article 9.   Performance Measures........................................  B-12

Article 10.  Beneficiary Designation.....................................  B-12

Article 11.  Deferrals...................................................  B-13

Article 12.  Rights of Employees and Contractors.........................  B-13

Article 13.  Change in Control...........................................  B-13

Article 14.  Amendment, Modification, and Termination....................  B-14

Article 15.  Compliance with Applicable Law and Withholding..............  B-14

Article 16.  Indemnification.............................................  B-15

Article 17.  Successors..................................................  B-16

Article 18.  Legal Construction..........................................  B-16

                        EDWARDS LIFESCIENCES CORPORATION

                 LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM
                    (AS AMENDED AND RESTATED JULY 12, 2000)

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

    1.1 ESTABLISHMENT OF THE PROGRAM. Edwards Lifesciences Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby amends and restates the incentive compensation plan established April 1, 2000 and known as the "Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program" (hereinafter, as amended and restated, referred to as the "Program"), as set forth in this document. The Program permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, and Performance Units.

    The Program became effective as of April 1, 2000 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

    The purpose of this amendment and restatement, which shall be effective as of July 12, 2000, is to clarify the definition of "Subsidiary" in Section 2.12 herein.

    1.2 OBJECTIVES OF THE PROGRAM. The objectives of the Program are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. Awards generally are made in conjunction with services performed by the Participant within the previous twelve (12) months.

    The Program is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

    1.3 DURATION OF THE PROGRAM. The Program shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board to amend or terminate the Program at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Program's provisions. However, in no event may an Award be granted under the Program on or after April 1, 2010.

ARTICLE 2. DEFINITIONS

    Whenever used in the Program, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

    2.1 "AWARD" means, individually or collectively, a grant under this Program of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Shares, or Performance Units.

    2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Program.

    2.3 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.4 "CHANGE IN CONTROL" of the Company shall mean the occurrence of any one of the following events:

       (a) Any "Person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

       (b) During any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.4(a), 2.4(c), or 2.4(d) of this Section 2.4) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

       (c) The consummation of a merger or consolidation of the Company with any other entity, other than: (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

       (d) The Company's stockholders approve a plan of complete liquidation or dissolution of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

    2.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.6 "COMMITTEE" means the Compensation Committee or any other committee appointed by the Board to administer Awards to Participants, as specified in
Article 3 herein.

    2.7 "COMPANY" means Edwards Lifesciences Corporation, a Delaware corporation, and any successor thereto as provided in Article 17 herein.

    2.8 "CONTRACTOR" means an individual providing services to the Company who is not an Employee or member of the Board, and who does not participate in the Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program.

    2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

    2.10 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

    2.11  "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

    2.12 "EMPLOYEE" means any employee of the Company or of a Subsidiary of the Company. Directors who are employed by the Company shall be considered Employees under this Program. For the purposes of this definition, "Subsidiary" means any business, whether or not incorporated, in which the Company owns more than fifty percent (50%) of the combined voting power of the voting securities or voting interests of such business.

    2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    2.14 "FAIR MARKET VALUE" means, at any date, the closing sale price on the principal securities exchange on which the Shares are traded on the last previous day on which a sale was reported.

    2.15 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

    2.16 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

    2.17 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

    2.18 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

    2.19 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

    2.20 "PARTICIPANT" means an Employee or Contractor who has been selected to receive an Award or who has outstanding an Award granted under the Program.

    2.21 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

    2.22 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 8 herein.

    2.23 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 8 herein.

    2.24 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

    2.25  "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
Article 7 herein.

    2.26 "RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, any termination of an Employee's employment or a Contractor's service after age fifty-five (55) other than due to death or Disability, provided that such Employee or Contractor has at least a combined ten (10) years of service with the Company and Baxter International Inc. A Participant's number of years of service with the Company and Baxter International, Inc. shall be determined by calculating the number of complete twelve-month (12) periods of employment from the Participant's original date of hire as an Employee or Contractor with the Company or Baxter International, Inc. to the Participant's date of employment or service termination.

    2.27  "SHARES" means the shares of common stock of the Company.

ARTICLE 3. ADMINISTRATION

    3.1 GENERAL. The Program shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which shall consist of two (2) or more nonemployee directors within the meaning of the rules promulgated by the Securities and Exchange

Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code Section 162(m) and the related regulations under the Code, except as otherwise determined by the Board. Any Committee administering the Program shall be comprised entirely of directors. The members of the Committee shall be appointed from time to time by, and shall serve at the sole discretion of, the Board.

    The Committee shall have the authority to delegate administrative duties to officers, Employees, or directors of the Company; provided, however, that the Committee shall not be able to delegate its authority with respect to:
(i) granting Awards to Insiders; (ii) granting Awards to Covered Employees that are intended to qualify for the Performance-Based Exception; and
(iii) certifying that any performance goals and other material terms attributable to Awards to Covered Employees that are intended to qualify for the Performance-Based Exception have been satisfied.

    3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Program, the Committee shall have the authority to:
(a) interpret the provisions of the Program, and prescribe, amend, and rescind rules and procedures relating to the Program; (b) grant Awards under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation; (c) subject to Article 14, modify the terms of, cancel and reissue, or repurchase outstanding Awards; (d) prescribe the form of agreement, certificate, or other instrument evidencing any Award under the Program;
(e) correct any defect or omission and reconcile any inconsistency in the Program or in any Award hereunder; (f) to design Awards to satisfy requirements to make such Awards tax-advantaged to Participants in any jurisdiction or for any other reason that the Company desires; and (g) make all other determinations and take all other actions as it deems necessary or desirable for the administration of the Program; provided, however, that it is the Company's intent that no outstanding Option will be canceled for the purpose of reissuing such Option to a Participant at a lower exercise price. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee shall comply with all applicable law in administering the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

    3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Program and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, directors, Employees, Contractors, Participants, and their estates and beneficiaries.

ARTICLE 4. ELIGIBILITY AND PARTICIPATION

    4.1 ELIGIBILITY. Persons eligible to participate in this Program shall include all Employees and Contractors. Directors who are not Employees of the Company shall not be eligible to participate in the Program.

    4.2 ACTUAL PARTICIPATION. Subject to the provisions of the Program, the Committee may, from time to time, select from all eligible Employees and Contractors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 5. SHARES SUBJECT TO THE PROGRAM AND MAXIMUM AWARDS

    5.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 5.4 herein, the number of Shares hereby reserved for delivery to Participants under the Program shall be twelve million five hundred thousand (12,500,000) Shares. No more than five hundred thousand (500,000) Shares reserved for issuance under the Program may be granted in the form of Shares of

Restricted Stock. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Program. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Program:

       (a) OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Options in any one (1) fiscal year to any one
           (1) Participant shall be one million (1,000,000).

       (b) RESTRICTED STOCK: The maximum aggregate number of Shares that may be granted in the form of Restricted Stock in any one (1) fiscal year to any one (1) Participant shall be fifty thousand (50,000).

       (c) PERFORMANCE SHARES: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares granted in any one (1) fiscal year to any one
           (1) Participant shall be equal to the value of one hundred thousand (100,000) Shares.

       (d) PERFORMANCE UNITS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Units granted in any one (1) fiscal year to any one
           (1) Participant shall be equal to two million dollars ($2,000,000).

    5.2 TYPE OF SHARES. Shares issued under the Program in connection with Stock Options and Performance Shares may be authorized and unissued Shares or issued Shares held as treasury Shares. Shares issued under the Program in connection with Restricted Stock shall be issued Shares held as treasury Shares; provided, however, that authorized and unissued Shares may be issued in connection with Restricted Stock to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof.

    5.3  REUSAGE OF SHARES.

    (a) GENERAL. In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender, or otherwise) of any Award under the Program, that number of Shares that was subject to the Award but not delivered shall again be available as Awards under the Program.

    (b) RESTRICTED STOCK. In the event that Shares are delivered under the Program as Restricted Stock and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the grant thereof, such forfeited or reacquired Shares shall again be available as Awards under the Program.

    (c) LIMITATION. Notwithstanding the provisions of Sections 5.3(a) or 5.3(b) above, the following Shares shall not be available for reissuance under the Program: (i) Shares which are withheld from any Award or payment under the Program to satisfy tax withholding obligations (as described in Section 15.3; (ii) Shares which are surrendered to fulfill tax obligations (as described in Section 15.4; and (iii) Shares which are surrendered in payment of the Option Price upon the exercise of an Option.

    5.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 5.1, in the number and class of and/or price of

Shares subject to outstanding Awards granted under the Program, and in the Award limits set forth in Section 5.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its sole discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

ARTICLE 6. STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Program, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. If all or any portion of the exercise price or taxes incurred in connection with the exercise are paid by delivery (or, in the case of payment of taxes, by withholding of Shares) of other Shares of the Company, the Options may provide for the grant of replacement Options.

    6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

    6.3 OPTION PRICE. The Option Price for each grant of an Option under this Program shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. The only exception to the foregoing shall be for Options issued to Participants upon the conversion of their Baxter International, Inc. stock options at the time of the Company's spin-off from Baxter International, Inc.

    6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

    6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

    6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

    The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares (by either actual delivery or attestation) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and (b).

    The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Program's purpose and applicable law.

    Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name (or, at the direction of the Participant, jointly in the names of the Participant and the Participant's spouse), Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

    6.8 TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

    6.9  NONTRANSFERABILITY OF OPTIONS.

       (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Program may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Program shall be exercisable during his or her lifetime only by such Participant.

       (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

    6.10 SUBSTITUTION OF CASH. Unless otherwise provided in a Participant's Award Agreement, and notwithstanding any provision in the Program to the contrary (including but not limited to Section 14.3), in the event of a Change in Control in which the Company's stockholders holding Shares receive consideration other than shares of common stock that are registered under
Section 12 of the Exchange Act, the Committee shall have the authority to require that any outstanding Option be surrendered to the Company by a Participant for cancellation by the Company, with the Participant receiving in exchange a cash payment from the Company within ten (10) days of the Change in Control. Such cash payment shall be equal to the number of Shares under Option, multiplied by the excess, if any, of the greater of (i) the highest per Share price offered to stockholders in any transaction whereby the Change in Control takes place, or (ii) the Fair Market Value of a Share on the date the Change in Control occurs, over the Option Price.

ARTICLE 7. RESTRICTED STOCK

    7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Program, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

    7.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

    7.3 RESTRICTION ON TRANSFERABILITY. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Program shall be available during his or her lifetime only to such Participant.

    7.4 OTHER RESTRICTIONS. Subject to Article 9 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

       (a) A required period of employment or service as a Contractor with the Company, as determined by the Committee, prior to the vesting of Shares of Restricted Stock.

       (b) A requirement that Participants forfeit (or in the case of Shares sold to a Participant, resell to the Company at his or her cost) all or a part of Shares of Restricted Stock in the event of termination of his or her employment or service as a Contractor during the Period of Restriction.

       (c) A prohibition against employment of Participants holding Shares of Restricted Stock by any competitor of the Company, against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's employees for employment by another entity.

    Shares of Restricted Stock awarded pursuant to the Program shall be registered in the name of the Participant and, if such Shares are certificated, in the sole discretion of the Committee, may be deposited in a bank designated by the Committee or with the Company. The Committee may require a stock power endorsed in blank with respect to Shares of Restricted Stock whether or not certificated.

    Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Program shall become freely transferable (subject to any restrictions under any applicable securities law) by the Participant after the last day of the applicable Period of Restriction.

    7.5 VOTING RIGHTS. At the Committee's sole discretion, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

    7.6 DIVIDENDS AND OTHER DISTRIBUTIONS. At the Committee's sole discretion, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

    7.7 TERMINATION OF EMPLOYMENT OR SERVICE. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Program, and may reflect distinctions based on the reasons for termination; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the termination.

ARTICLE 8. PERFORMANCE UNITS AND PERFORMANCE SHARES

    8.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Program, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

    8.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met shall be called a "Performance Period."

    8.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Program, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

    8.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Program, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

    At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 7.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

    8.5 TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, following termination of the Participant's employment with the Company or service to the Company as a Contractor, by reason of death, Disability, or Retirement during a Performance Period, the Participant or his legal representative shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

    Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

    8.6 TERMINATION OF EMPLOYMENT OR SERVICE FOR OTHER REASONS. In the event that a Participant's employment or service to the Company as a Contractor terminates for any reason other than those reasons set forth in Section 8.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

    8.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Program shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 9. PERFORMANCE MEASURES

    Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this
Article 9, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

       (a) Earnings per share;

       (b) Net income (before or after taxes);

       (c) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

       (d) Cash flow return on investments which equals net cash flows divided by owners' equity;

       (e) Gross revenues;

       (f) Market-to-book value ratio;

       (g) Share price (including, but not limited to, growth measures and total shareholder return);

       (h) Working capital measures;

       (i) Economic value added; and

       (j) The percentage of sales generated by new products.

    Subject to the terms of the Program, each of these measures shall be defined by the Committee on a corporation or subsidiary basis or in comparison with peer group performance, and may include or exclude specified extraordinary items, as determined by the corporation's auditors.

    The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals or the size of Awards; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employee, may not be adjusted upward in terms of either the degree of goal attainment or size (the Committee shall retain the discretion to adjust the degree of goal attainment or the size of the Awards downward).

    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 10. BENEFICIARY DESIGNATION

    Each Participant under the Program may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Program is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 11. DEFERRALS

    The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any performance goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF EMPLOYEES AND CONTRACTORS

    12.1 EMPLOYMENT. Nothing in the Program or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate at any time any Participant's employment or service to the Company as a Contractor, nor confer upon any Participant any right to continue in the employ of the Company or to provide services to the Company as a Contractor.

    12.2 PARTICIPATION. No Employee or Contractor shall have the right to be selected to receive an Award under this Program, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

    13.1 TREATMENT OF OUTSTANDING AWARDS. Except as may otherwise be provided in a Participant's Award Agreement, and subject to Section 13.3, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

       (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

       (b) Any restriction periods and restrictions imposed on Share of Restricted Stock that are not performance-based shall lapse;

       (c) The vesting of all performance-based Awards denominated in Shares such as performance-based Restricted Stock and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty
           (30) days following the effective date of the Change in Control a pro rata number of Shares based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period(s) which has elapsed prior to the Change in Control. The vesting of Awards denominated in cash, such as Performance Units, shall also be accelerated as of effective date of the Change in Control and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata cash payment with the proration determined as a function of the length of time within the Performance Period(s) which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

    13.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Program (but subject to the limitations of Section 13.3 hereof) or any Award Agreement provision, the provisions of this Article 13 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Program without the prior written consent of the Participant with respect to said Participant's outstanding Awards; provided, however, the Board may terminate, amend, or modify this Article 13 at any time and from time to time prior to the date of a Change in Control.

    13.3 POOLING OF INTERESTS ACCOUNTING. Notwithstanding any provision of the Program or of any Award Agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its sole discretion, take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

    14.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Program, the Board may at any time and from time to time, alter, amend, suspend or terminate the Program in whole or in part.

    14.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Program; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Program's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

    14.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any provision of the Program or of any Award Agreement to the contrary (but subject to Sections 6.10 and 13.3 hereof), no termination, amendment, or modification of the Program shall adversely affect in any material way any Award previously granted under the Program, without the written consent of the Participant holding such Award.

    14.4  COMPLIANCE WITH CODE SECTION 162(M).  At all times when Code
Section 162(m) is applicable, all Awards granted under this Program to a Covered Employee shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Program, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Program, the Committee may, subject to this Article 14, make any adjustments it deems appropriate.

ARTICLE 15. COMPLIANCE WITH APPLICABLE LAW AND WITHHOLDING

    15.1 GENERAL. The granting of Awards and the issuance of Shares under the Program shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything to the contrary in the Program or any Award Agreement, the following shall apply:

       (a) The Company shall have no obligation to issue any Shares under the Program if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

       (b) Prior to the issuance of any Shares under the Program, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing the Shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

       (c) With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any incentive or payment under the Program or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

       (d) If, at any time, the Company, determines that the listing, registration, or qualification (or any updating of any such document) of any Award, or the Shares issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Award, the issuance of Shares pursuant to any Award, or the removal of any restrictions imposed on Shares subject to an Award, such Award shall not be granted and the Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

    15.2 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Program or action by the Committee or the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

    15.3 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Program.

    15.4 SHARE WITHHOLDING. With respect to withholding required upon any taxable event arising as a result of Awards payable in Shares granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy their tax obligations. With respect to withholding required upon the exercise of Options, or upon the lapse of restrictions on Shares of Restricted Stock, Participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory withholding tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 16. INDEMNIFICATION

    Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

    All obligations of the Company under the Program with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

    18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    18.2 SEVERABILITY. In the event any provision of the Program shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Program, and the Program shall be construed and enforced as if the illegal or invalid provision had not been included.

    18.3 GOVERNING LAW. To the extent not preempted by federal law, the Program, and all Award or other agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to principles of conflicts of laws.

                                   APPENDIX C
                        EDWARDS LIFESCIENCES CORPORATION
                       2001 EMPLOYEE STOCK PURCHASE PLAN
                          FOR UNITED STATES EMPLOYEES

                            (Effective June 1, 2001)

                        EDWARDS LIFESCIENCES CORPORATION

                       2001 EMPLOYEE STOCK PURCHASE PLAN
                          FOR UNITED STATES EMPLOYEES

                            (EFFECTIVE JUNE 1, 2001)

                               ARTICLE I--PURPOSE

1.01.  PURPOSE

    The Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees is intended to provide a method whereby employees of Edwards Lifesciences Corporation and its participating subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company ("Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

                            ARTICLE II--DEFINITIONS

2.01.  BASE PAY

    "Base Pay" shall mean regular straight-time earnings plus commissions and payments in lieu of regular earnings (such as vacation, sick pay and holiday pay). In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay by the number of regularly scheduled hours of work for such employee during such Offering.

2.02.  COMMITTEE

    "Committee" shall mean the individuals appointed by the Company to administer the Plan as described in Article IX.

2.03.  ELIGIBLE EMPLOYEE

    "Eligible Employee" means any regular employee of the Company who is paid from the United States payroll and is scheduled to work 20 or more hours per week.

2.04.  ENROLLMENT PERIOD

    "Enrollment Period" shall mean with respect to any Offering, the period designated by the Committee prior to such Offering during which Eligible Employees may authorize payroll deductions through a Subscription. Unless the Committee determines otherwise, the Enrollment Period with respect to any Offering shall end on the twenty-fifth day of the month immediately preceding the Offering Commencement Date or, if such day is not a business day, the immediately preceding business day, and any Subscription received after such date shall be deemed to be an enrollment in the next following Offering.

2.05.  FAIR MARKET VALUE

    The "Fair Market Value" of a share of Stock on a given day shall be determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sale is reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable; or (ii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

2.06.  OFFERING COMMENCEMENT DATE

    "Offering Commencement Date" shall mean June 1, 2001, and unless determined otherwise by the Committee, the first day of each calendar quarter thereafter.

2.07.  OFFERING

    "Offering" shall mean the quarterly offering of the Company's Stock.

2.08.  OFFERING END DATE

    "Offering End Date" shall mean, with respect to each Offering, the day preceding the second annual anniversary of the Offering Commencement Date for such Offering.

2.09.  PARTICIPANT

    "Participant" shall mean an Eligible Employee who has elected to participate in an Offering by entering a Subscription during the Enrollment Period for such Offering.

2.10.  PLAN

    "Plan" shall mean the Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees, as amended from time to time.

2.11.  PURCHASE DATE

    "Purchase Date" shall mean with respect to any Offering, the last day of each calendar quarter during the period beginning with the Offering Commencement Date for such Offering and ending with the Offering End Date; provided, however, if any such day is not a business day, the Purchase Date shall be the next preceding business date on which shares of Stock are traded.

2.12.  SUBSCRIPTION

    "Subscription" shall mean an Eligible Employee's authorization for payroll deductions made in the form and manner specified by the Committee (which may include enrollment by submitting forms, by voice response, internet access or other electronic means). Unless withdrawn earlier in accordance with
Section 6.02, each Subscription shall be in effect for 24 months. No more than one Subscription may be in effect for an Eligible Employee during any calendar quarter.

2.13.  SUBSIDIARY CORPORATION

    "Subsidiary Corporation" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company as that term is defined in
Section 424 of the Code.

                   ARTICLE III--ELIGIBILITY AND PARTICIPATION

3.01.  INITIAL ELIGIBILITY

    Any individual who is an Eligible Employee on an Offering Commencement Date shall be eligible to participate in the Offering commencing on such date, subject to the terms and conditions of the Plan.

3.02.  LEAVE OF ABSENCE

    For purposes of participation in the Plan, a Participant on a leave of absence shall be deemed to be an employee for a period of up to 90 days or, if longer, during the period the Participant's right to reemployment is guaranteed by statute or contract. If the leave of absence is paid, deductions authorized under any Subscription in effect at the time the leave began will continue. If the leave of absence is unpaid, no deductions or contributions will be permitted during the leave. If such a Participant returns to active status within 90 days or the guaranteed reemployment period, as applicable, payroll deductions under the Subscription in effect at the time the leave began will automatically begin again upon the Participant's return to active status, unless the Subscription Period has expired. If the Participant does not return to active status within 90 days or the guaranteed reemployment period, as applicable, the Participant shall be treated as having terminated employment for all purposes of the Plan. If such individual later returns to active employment as an Eligible Employee, such individual will be treated as a new employee and will be eligible to participate in Offerings commencing after his or her reemployment date by filing a Subscription during the applicable Enrollment Period for such Offering.

3.03.  RESTRICTIONS ON PARTICIPATION

    Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an option to participate in the Plan:

       (A) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

       (B) which permits the employee's rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in Fair Market Value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

    Further, with respect to any Offering, in no event shall an employee be granted an option to purchase in excess of 10,000 shares of Stock, subject to adjustment pursuant to Section 10.03.

3.04.  COMMENCEMENT OF PARTICIPATION

    An Eligible Employee may become a Participant in any Offering by entering a Subscription during the Enrollment Period for such Offering. Payroll deductions for such Offering shall commence on the applicable Offering Commencement Date and shall end on the applicable Offering End Date unless withdrawn by the Participant or sooner terminated in accordance with Article VII. Only one Subscription may be in effect with respect to any Participant at any one time.

3.05.  PARTICIPATION AFTER REHIRE

    An Eligible Employee's Subscription will automatically terminate on his or her termination of employment with the Company. If the Eligible Employee terminates employment with a Subscription in effect with respect to an Offering and is rehired prior to the Offering End Date for that Offering, the Subscription will not be reinstated and the Eligible Employee will not be allowed to again make payroll deductions under such Offering. The Eligible Employee may elect to participate in Offerings commencing after his or her reemployment date by entering a Subscription during the applicable Enrollment Period for such Offering.

3.06.  INTERNATIONAL EMPLOYEES/INTERNATIONAL TRANSFERS

    Eligible Employees who transfer to the United States and are placed on a U.
S. payroll may not participate in Offerings which had an Offering Commencement Date prior to such transfer, regardless of whether such Eligible Employee was participating in an offering under a stock purchase plan for international employees prior to the transfer. Such Eligible Employee may participate in Offerings commencing after such transfer, by entering a Subscription during the applicable Enrollment Period for such Offering.

    A Participant who transfers outside of the United States and is no longer paid on a U.S. payroll will be treated as a terminated Participant under this Plan. For purposes of the Plan, Puerto Rico is not considered U.S. payroll.

                             ARTICLE IV--OFFERINGS

4.01.  QUARTERLY OFFERINGS

    The Plan will be implemented by Offerings beginning on June 1, 2001 and, unless determined otherwise by the Committee, on the first day of each calendar quarter thereafter. Eligible Employees may not have in effect more than one Subscription at a time.

    Participants may subscribe to any Offering by entering a Subscription during the Enrollment Period for such Offering in such manner as the Committee may prescribe (which may include enrollment by submitting forms, by voice response, internet access or other electronic means).

    A Subscription that is in effect on an Offering End Date will automatically be deemed to be a Subscription for the Offering that commences immediately following such Offering End Date, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription. Under the foregoing automatic enrollment provisions, payroll deductions will continue at the level in effect immediately prior to the new Offering Commencement Date, unless changed in advance by the Participant in accordance with Section 5.03.

4.02.  PURCHASE PRICE

    The purchase price per share of Stock under each Offering shall be the lower of:

       (a) 85% of the Fair Market Value of the Stock on the Offering Commencement Date; or

       (b) 85% of the Fair Market Value of the Stock on the Purchase Date

    Such purchase price may only be paid with accumulated payroll deductions in accordance with Article V.

                         ARTICLE V--PAYROLL DEDUCTIONS

5.01.  AMOUNT OF DEDUCTION

    An Eligible Employee's Subscription shall authorize payroll deductions at a rate, in whole percentages, of no less than 1% and no more than 12% of Base Pay on each payday that the Subscription is in effect.

5.02.  PARTICIPANT'S ACCOUNT

    All payroll deductions made with respect to a Participant shall be credited to his or her recordkeeping account under the Plan. A Participant may not make any separate cash payment into such account. No interest will accrue or be paid on any amount withheld from a Participant's pay under the Plan or credited to the Participant's account. Except as otherwise provided in this Section 5.02, all amounts in a Participant's account will be used to purchase Stock and no cash refunds shall be made from such account. Any amounts remaining in a Participant's account pursuant to the Participant's Subscription election or because of the limitations of Section 3.03 shall be returned to the Participant without interest and will not be used to purchase shares with respect to any other Offering under the Plan.

5.03.  CHANGES IN PAYROLL DEDUCTIONS

    During an Offering Period, a Participant may change his or her level of payroll deduction with respect to such Offering within the limits described in
Section 5.01 in accordance with procedures established by the Committee (including, without limitation, rules relating to the frequency of such changes); provided, however, if the Participant reduces his or her payroll deductions to zero, it shall be deemed to be a withdrawal of the Subscription and the Participant may not thereafter participate in such Offering but must wait until the next quarterly Offering to resubscribe to the Plan. Any such discontinuance or change in level shall be effective as soon as administratively practicable.

                         ARTICLE VI--EXERCISE OF OPTION

6.01.  AUTOMATIC EXERCISE

    A Participant's option for the purchase of Stock with respect to any Offering will be automatically exercised on each Purchase Date for the Offering. The option will be exercised by using the accumulated payroll deductions in the Participant's account as of each such Purchase Date to purchase the number of full and fractional shares of Stock that may be purchased at the purchase price on such date, determined in accordance with Section 4.02.

6.02.  WITHDRAWAL FROM OFFERING

    A Participant may not withdraw the accumulated payroll deductions in his or her account during an Offering Period. If the Participant withdraws his or her Subscription with respect to any Offering, the accumulated payroll deductions in the Participant's account at the time the Subscription is withdrawn will be used to purchase shares of Stock at the next Purchase Date for the Offering to which the Subscription related, in accordance with Section 6.01.

6.03.  DELIVERY OF STOCK

    Stock purchases under the Plan will be held in an account in the Participant's name in uncertificated form unless certification is requested by the Participant.

                            ARTICLE VII--WITHDRAWAL

7.01.  EFFECT ON SUBSEQUENT PARTICIPATION

    A Participant's election to withdraw from any Offering will not have any effect upon the Participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

7.02.  TERMINATION OF EMPLOYMENT

    Subject to the following provisions of this Section 7.02, upon termination of the Participant's employment for any reason, any Subscription then in effect will be deemed to have been withdrawn and any payroll deductions credited to the Participant's account will be used to purchase Stock on the next Purchase Date for the Offering with respect to which such deductions relate. Notwithstanding the foregoing, if the Participant has a Subscription in effect on the Participant's termination of employment, payroll deductions (at the rate in effect on the termination date) shall continue to be made from Base Pay earned prior to termination of employment, if any, that is paid to the Participant after such termination of employment and before the earlier of (i) the three-month anniversary of such termination of employment, or (ii) the Offering End Date of such Offering. Any such payroll deduction shall be used to purchase Stock on the next Purchase Date for the Offering after the deduction is made.

                              ARTICLE VIII--STOCK

8.01.  MAXIMUM SHARES

    The maximum number of shares which may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in
Section 10.03, shall be 1,500,000 shares. If the total number of shares for which options are exercised on any Purchase Date in accordance with Article IV exceeds the maximum number of shares for the applicable Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

8.02.  PARTICIPANT'S INTEREST IN OPTION STOCK

    The Participant will have no interest in Stock covered by an option under the Plan until such option has been exercised.

8.03.  REGISTRATION OF STOCK

    Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant.

                           ARTICLE IX--ADMINISTRATION

9.01.  APPOINTMENT OF COMMITTEE

    The Board of Directors shall appoint a Committee to administer the Plan. No member of the Committee who is not an Eligible Employee shall be eligible to purchase Stock under the Plan.

9.02.  AUTHORITY OF COMMITTEE

    Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee shall also have the authority to determine whether the employees of divisions or subsidiaries of the Company organized or acquired after the Effective Date shall be eligible for participation in the Plan.

9.03.  RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE

    The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

9.04.  STATEMENTS

    Each Participant shall receive a statement of his account showing the number of shares of Stock held and the amount of cash credited to such account. Such statements will be provided as soon as administratively feasible following the end of each calendar quarter.

                            ARTICLE X--MISCELLANEOUS

10.01.  TRANSFERABILITY

    Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. During a Participant's lifetime, options held by such Participant shall be exercisable only by that Participant.

10.02.  USE OF FUNDS

    All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

10.03.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, spin-off or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for sale under the Plan, (b) the number and class of shares or other securities that are subject to outstanding options, (c) the maximum number of shares that can be purchased by a Participant with respect to any Offering and (d) the appropriate market value and other price determinations applicable to options. The Committee shall make all determinations under this
Section 10.03, and all such determinations shall be conclusive and binding.

10.04.  AMENDMENT AND TERMINATION

    The Board of Directors shall have complete power and authority to terminate or amend the Plan at any time and for any reason; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Company in accordance with Section 423 of the Code, (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 10.03); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan; or (iii) permit members of the Committee who are not Eligible Employees to purchase stock under the Plan.

    Upon a termination of the Plan, the date of termination shall be considered a Purchase Date, and any cash remaining in Participant accounts will be applied to the purchase of Stock. Upon termination, the Board of Directors shall have the authority to establish administrative procedures regarding the exercise of unpurchased shares or to determine that such exercise shall not be permitted under the Plan.

10.05.  EFFECTIVE DATE

    This Plan shall be effective as of June 1, 2001, subject to prior approval by the stockholders of the Company in accordance with Section 423 of the Code.

10.06.  NO EMPLOYMENT RIGHTS

    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

10.07.  EFFECT OF PLAN

    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

10.08.  GOVERNING LAW

    The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

    IN WITNESS WHEREOF, the company has caused this instrument to be executed on the 21st day of March, 2001.

                                               EDWARDS LIFESCIENCES CORPORATION

                                               By: /s/ Robert C. Reindl

                                               Its: Corporate Vice President, Human Resources

PROXY

                       EDWARDS LIFESCIENCES CORPORATION

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mike R. Bowlin, Philip M. Neal and David E.I. Pyott proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the others, to represent and to vote all shares of stock of Edwards Lifesciences Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Edwards Lifesciences Corporation to be held at the executive offices of Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614, on Thursday, May 10, 2001 at 10:00 a.m., Pacific Standard Time, and any adjournments thereof, as indicated on the proposals described in the Proxy Statement, and all other matters properly coming before the meeting.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 4.

 PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. FOR JOINT ACCOUNTS, BOTH OWNERS SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY,
         TRUSTEE OR GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE.


                          ^ FOLD AND DETACH HERE ^

/X/ PLEASE MARK YOUR VOTES AS IN THE FOLLOWING MANNER USING DARK INK ONLY:

1. Election of Directors:  Vernon R. Loucks Jr. and [____________].

      FOR BOTH / /     WITHHOLD BOTH / /     FOR BOTH EXCEPT / /

Instruction: To withhold authority to vote for an individual nominee, write that nominee's name in the following space:

_______________________________________________________

2. Approval of the Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program.

     FOR / /          AGAINST / /           ABSTAIN / /

3. Approval of the Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees.

     FOR / /          AGAINST / /           ABSTAIN / /

4. Ratification of PricewaterhouseCoopers LLP as independent auditors.

     FOR / /          AGAINST / /           ABSTAIN / /

SIGNATURE__________________________________________________ DATE_________, 2001
SIGNATURE IF HELD JOINTLY___________________________________

NOTE: Please sign exactly as name or names appears hereon. For joint accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                           ^ FOLD AND DETACH HERE ^

                  COMPANY NUMBER:___________
                   CONTROL NUMBER:___________



             YOU CAN NOW VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated, signed and returned your proxy card. Telephone and Internet voting are available 24 hours a day, 7 days a week until ______ (____), on ______________, 2001

TO VOTE BY TELEPHONE:
1. Using a touch-tone phone call 1-___-___-____. This is a toll-free call. Have your proxy card in hand when you call.
2. [When prompted, enter the Company number and Control number shown in the upper right corner of this proxy card. After following the voting instructions, your vote will be confirmed when you hear "Thank you for voting."]

TO VOTE VIA THE INTERNET:
1. Go to the website http://____________and [enter the Company number and Control number shown in the upper right corner of this proxy card when prompted.]
2.  Follow the step-by-step instructions on the computer screen.

TO VOTE BY MAIL:
1. Mark, sign and date the proxy card and return it in the postage-paid envelope provided.